UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23211

PIMCO Flexible Credit Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO INTERVAL FUNDS

Annual Report

June 30, 2021

PIMCO Flexible Credit Income Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 844.337.4626. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

Letter from the Chair of the Board & President

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Flexible Credit Income Fund’s Annual Report, which covers the 12-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, second quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third quarter GDP growth was 33.4%, the largest quarterly increase on record. GDP growth in the U.S. was then 4.3% and 6.3% during the fourth quarter of 2020 and the first quarter of 2021, respectively. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low.

2	PIMCO INTERVAL FUNDS

It also continued to purchase bonds and, in June 2021, vowed to increase its purchases at a significantly higher pace than earlier in the year. Finally, in July 2021, after the reporting period ended, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Also of note, the U.K. and the European Union agreed to a long-awaited Brexit deal. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.66% on 30 June 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.26%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.11%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 14.86%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 6.81%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 6.57%.

Despite the headwinds from COVID-19 and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 40.79%, fueled, in our view, by accommodative monetary and fiscal policy, as well as improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 39.04%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 40.90%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 31.29% and European equities, as represented by the MSCI Europe Index, returned 27.94%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $42 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers

ANNUAL REPORT	JUNE 30, 2021	3

Letter from the Chair of the Board & President (Cont.)

reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against several other major currencies. For example, the U.S. dollar returned -5.55% and -11.53% versus the euro and the British pound, respectively. However, the U.S. dollar rose 2.86 versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Flexible Credit Income Fund investment, please contact your financial adviser, or call the Fund’s shareholder servicing agent at (844) 312-2113. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INTERVAL FUNDS

Important Information About the Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses.

Classifications of the Fund’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Consolidated Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

ANNUAL REPORT	JUNE 30, 2021	5

Important Information About the Fund (Cont.)

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

The Fund may invest, either directly or indirectly through its wholly-owned and controlled subsidiaries, in shares, certificates, notes or other securities issued by a special purpose entity (“SPE”) sponsored by an alternative lending platform or its affiliates (the “Sponsor”) that represent the right to receive principal and interest payments due on pools of whole loans or fractions of whole loans, which may (but may not) be issued by the Sponsor, held by the SPE (“Alt Lending ABS”). Any such Alt Lending ABS may be backed by consumer, residential or other loans. When acquiring and/or originating loans, or purchasing Alt Lending ABS, the Fund is not restricted by any particular borrower credit criteria. Accordingly, certain loans acquired or originated by the Fund or underlying any Alt Lending ABS purchased by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny.

The Fund may make investments in debt instruments and other securities or instruments directly or through one or more direct or indirect fully-owned subsidiaries formed by the Fund (each, a

6	PIMCO INTERVAL FUNDS

“Subsidiary”). A Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, or any other security or other instrument that the Fund may hold directly. References herein to the Fund include references to a Subsidiary in respect of the Fund’s investment exposure. The allocation of the Fund’s portfolio in a Subsidiary will vary over time and might not always include all of the different types of investments described herein. By investing through its Subsidiaries, the Fund is exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered as investment companies under the Investment Company Act of 1940 (the “Act”) and are not subject to all of the investor protections of the Act, although each Subsidiary is managed pursuant to the compliance policies and procedures of the Fund applicable to it. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized could result in the inability of the Fund and/or the Subsidiary to operate as described in this report and could adversely affect the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the repurchase of Fund shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. Historical performance for the Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that the Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by the Fund. As portfolio and market conditions change, the rate of distributions on the common shares and the Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund distribution rate or that the rate will be sustainable in the future.

The following table discloses the commencement of operations and diversification status of the Fund:

Fund Name	Fund Inception	Institutional Class	Class A-1	Class A-2	Class A-3	Class A-4*	Diversification Status

PIMCO Flexible Credit Income Fund	02/22/17	02/22/17	01/29/21	10/28/19	11/09/20	11/30/18	Diversified

*	Class A-4 was formerly called Class A.

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

ANNUAL REPORT	JUNE 30, 2021	7

Important Information About the Fund (Cont.)

The Trustees are responsible generally for overseeing the management of the Fund. The Trustees authorize the Fund to enter into service agreements with the Pacific Investment Management Company LLC and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Fund creates a contract between or among any shareholders of the Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Fund and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to the Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in the Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Fund at (844) 312-2113, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 312-2113.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling 844.312.2113. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary, such as a broker-dealer or bank.

8	PIMCO INTERVAL FUNDS

In April 2020, the SEC adopted amended rules modifying the registration, communications, and offering processes for registered closed-end funds and interval funds. Among other things, the amendments will: (1) permit qualifying closed-end funds to use a short-form registration statement to offer securities in eligible transactions and certain funds to qualify as Well Known Seasoned Issuers; (2) permit interval funds to pay registration fees based on net issuance of shares in a manner similar to mutual funds; (3) require closed-end funds and interval funds to include additional disclosures in their annual reports; and (4) require certain information to be filed in interactive data format. The new rules have phased compliance and effective dates, with some requirements already requiring compliance starting from August 1, 2020 and others requiring compliance as late as February 1, 2023.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Fund is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

ANNUAL REPORT	JUNE 30, 2021	9

PIMCO Flexible Credit Income Fund

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of June 30, 2021†§

Corporate Bonds & Notes	33.5%
Non-Agency Mortgage-Backed Securities	17.5%
Asset-Backed Securities	16.8%
Loan Participations and Assignments	16.1%
Short-Term Instruments	3.7%
Preferred Securities	3.3%
Sovereign Issues	2.8%
Municipal Bonds & Notes	1.8%
Common Stocks	1.6%
Convertible Bonds & Notes	1.3%
Other	1.6%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	Fund Inception (02/22/17)
PIMCO Flexible Credit Income Fund Institutional Class	28.20%	8.16%
PIMCO Flexible Credit Income Fund Class A-1	28.25%	7.54%
PIMCO Flexible Credit Income Fund Class A-2	27.18%	7.34%
PIMCO Flexible Credit Income Fund Class A-2 (adjusted)	24.59%	6.85%
PIMCO Flexible Credit Income Fund Class A-3	27.22%	7.14%
PIMCO Flexible Credit Income Fund Class A-4	27.21%	7.33%
PIMCO Flexible Credit Income Fund Class A-4 (adjusted)	24.63%	6.58%
ICE BofAML US High Yield Index	15.62%	6.04%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

10	PIMCO INTERVAL FUNDS

Institutional Class - PFLEX	Class A-1 - PFAIX	Class A-2 - PFALX
Class A-3 - PFASX	Class A-4 - PFFLX

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when repurchased by the fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. The adjusted returns take into account the maximum sales charge of 3.00% on Class A-2 and Class A-4 shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, was 3.74% for Institutional Class, 4.24% for Class A-1 share, 4.24% for Class A-2 shares, 4.49% for Class A-3 shares and 4.49% for Class A-4 shares. As of June 30, 2021, the Fund’s Total Effective Leverage(1) was 41%.

[1]

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Flexible Credit Income Fund seeks to provide attractive risk-adjusted returns and current income by investing, under normal circumstances across a wide array of global credit sectors, including corporate, mortgage, consumer, emerging market and municipal credit markets and utilizing a flexible asset allocation strategy among multiple public and private credit sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible and contingent convertible securities and stressed, distressed and defaulted debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other consumer-related instruments, collateralized debt obligations, including, without limitation, collateralized loan obligations, government and sovereign debt, municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest without limit in investment grade debt securities and may invest without limit in below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed and distressed issuers. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to mortgage credit contributed to absolute performance, as the sector posted positive returns.

»	Exposure to corporate credit contributed to absolute performance, as the sector posted positive returns.

»	Exposure to corporate special situation investments, which are companies undergoing stress, distress or challenges, contributed to absolute performance as the positions posted positive returns.

»	Exposure to consumer asset-backed securities, collateralized loan obligations and collateralized debt obligations contributed to absolute performance, as the sector posted positive returns.

»	Exposure to the intermediate portion of the U.S. yield curve detracted from absolute performance, as rates increased.

»	Common equity received through the restructuring of an energy company detracted from absolute performance, as the security posted negative returns.

ANNUAL REPORT	JUNE 30, 2021	11

Index Descriptions

Index*	Description

ICE BofAML US High Yield Index	ICE BofAML U.S. High Yield Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P.

*	It is not possible to invest directly in an unmanaged index.

12	PIMCO INTERVAL FUNDS

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ANNUAL REPORT	JUNE 30, 2021	13

Financial Highlights PIMCO Flexible Credit Income Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

06/30/2021	$8.21	$0.84	$1.40	$2.24	$(0.77)	$0.00	$0.00	$(0.77)

06/30/2020	10.09	0.73	(1.61)	(0.88)	(1.00)	0.00	0.00	(1.00)

06/30/2019	10.28	0.92	(0.10)	0.82	(1.01)	0.00	0.00	(1.01)

06/30/2018	10.32	0.71	0.00	0.71	(0.75)	0.00	0.00	(0.75)

02/22/2017 -06/30/2017	10.00	0.19	0.25	0.44	(0.12)	0.00	0.00	(0.12)

Class A-1

01/29/2021 - 06/30/2021	9.34	0.32	0.36	0.68	(0.34)	0.00	0.00	(0.34)

Class A-2

06/30/2021	8.21	0.78	1.38	2.16	(0.69)	0.00	0.00	(0.69)

10/28/2019 - 06/30/2020	9.82	0.40	(1.33)	(0.93)	(0.68)	0.00	0.00	(0.68)

Class A-3

11/09/2020 - 06/30/2021	8.89	0.48	0.75	1.23	(0.44)	0.00	0.00	(0.44)

Class A-4

06/30/2021	8.21	0.77	1.39	2.16	(0.69)	0.00	0.00	(0.69)

06/30/2020	10.09	0.64	(1.60)	(0.96)	(0.92)	0.00	0.00	(0.92)

11/30/2018 - 06/30/2019	10.17	0.52	0.06	0.58	(0.66)	0.00	0.00	(0.66)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(d)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

14	PIMCO INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
					Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses(d)		Expenses Excluding Waivers(d)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.68	28.02%	$1,971,964	3.06%		3.06%		2.30%		2.30%		9.19%		34%

8.21	(9.21)	1,301,140	3.77		3.78		2.23		2.24		8.00		17

10.09	8.52	931,335	3.91		3.92		2.18		2.19		9.17		13

10.28	6.98	538,772	3.09		3.11		1.98		2.00		6.84		14

10.32	4.36	68,995	1.44	*	5.70	*	1.39	*	5.65	*	5.24	*	11

9.68	7.39	11	3.56	*	3.56	*	2.80	*	2.80	*	8.10	*	34

9.68	27.00	39,835	3.56		3.56		2.80		2.80		8.44		34

8.21	(9.77)	5,476	4.27	*	4.28	*	2.73	*	2.74	*	7.32	*	17

9.68	14.01	88,868	3.81	*	3.81	*	3.05	*	3.05	*	7.81	*	34

9.68	27.05	116,482	3.81		3.81		3.05		3.05		8.42		34

8.21	(9.95)	71,662	4.52		4.53		2.98		2.99		7.07		17

10.09	5.99	25,482	4.66	*	4.67	*	2.93	*	2.94	*	9.06	*	14

ANNUAL REPORT	JUNE 30, 2021	15

Consolidated Statement of Assets and Liabilities PIMCO Flexible Credit Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$3,781,267

Financial Derivative Instruments
Exchange-traded or centrally cleared	567
Over the counter	16,081
Cash	8,509
Deposits with counterparty	48,776
Receivable for investments sold	74,388
Receivable for Fund shares sold	36,237
Interest and/or dividends receivable	31,366

Total Assets	3,997,191

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,467,922

Financial Derivative Instruments
Exchange-traded or centrally cleared	1,284
Over the counter	2,179
Payable for investments purchased	213,095
Payable for unfunded loan commitments	32,089
Deposits from counterparty	23,764
Distributions payable to common shareholders	27,572
Overdraft due to custodian	6,884
Accrued management fees	3,833
Accrued servicing fees	123
Accrued taxes payable	1,145
Other liabilities	141

Total Liabilities	1,780,031

Net Assets	$2,217,160

Net Assets Consist of:

Par value^	$2
Paid in capital in excess of par	2,231,577
Distributable earnings (accumulated loss)	(14,419)

Net Assets	$2,217,160

Net Assets:

Institutional Class	$1,971,964
Class A-1	11
Class A-2	39,835
Class A-3	88,868
Class A-4	116,482

Common Shares Outstanding:

Institutional Class	203,789
Class A-1	1
Class A-2	4,117
Class A-3	9,184
Class A-4	12,038

Net Asset Value Per Common Share(a)

Institutional Class	$9.68
Class A-1	9.68
Class A-2	9.68
Class A-3	9.68
Class A-4	9.68

Cost of investments in securities	$3,705,070
Cost or premiums of financial derivative instruments, net	$7,031

* Includes repurchase agreements of:	$86,000

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

16	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2021

Consolidated Statement of Operations PIMCO Flexible Credit Income Fund

Year Ended June 30, 2021
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$200,589
Dividends, net of foreign taxes**	6,937
Total Income	207,526

Expenses:

Management fees	38,828
Distribution and/or servicing fees - Class A-2	69
Distribution and/or servicing fees - Class A-3	106
Distribution and/or servicing fees - Class A-4	690
Trustee fees and related expenses	150
Interest expense	12,807
Loan expense	7
Miscellaneous expense	27
Total Expenses	52,684
Waiver and/or Reimbursement by PIMCO	(6)
Net Expenses	52,678

Net Investment Income (Loss)	154,848

Net Realized Gain (Loss):

Investments in securities	(60,528)
Exchange-traded or centrally cleared financial derivative instruments	3,557
Over the counter financial derivative instruments	(18,903)
Foreign currency	713

Net Realized Gain (Loss)	(75,161)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	311,365
Exchange-traded or centrally cleared financial derivative instruments	(4,159)
Over the counter financial derivative instruments	14,688
Foreign currency assets and liabilities	3,250

Net Change in Unrealized Appreciation (Depreciation)	325,144

Net Increase (Decrease) in Net Assets Resulting from Operations	$404,831

* Foreign tax withholdings - Interest	$60
** Foreign tax withholdings - Dividends	$39

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2021	17

Consolidated Statements of Changes in Net Assets PIMCO Flexible Credit Income Fund

(Amounts in thousands†)	Year Ended June 30, 2021		Year Ended June 30, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$154,848		$93,759
Net realized gain (loss)	(75,161)		(31,310)
Net change in unrealized appreciation (depreciation)	325,144		(192,352)

Net Increase (Decrease) in Net Assets Resulting from Operations	404,831		(129,903)

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(132,114)		(121,644)
Class A-1	(0	)(a)	N/A
Class A-2	(1,035)		(150	)(b)
Class A-3	(1,029	)(c)	N/A
Class A-4	(6,975)		(5,519)

Tax basis return of capital
Institutional Class	0		0
Class A-1	0	(a)	N/A
Class A-2	0		0	(b)
Class A-3	0	(c)	N/A
Class A-4	0		0

Total Distributions to Common Shareholders(d)	(141,153)		(127,313)

Common Share Transactions:*

Receipts for shares sold	883,501		796,946
Issued as reinvestment of distributions	36,739		26,786
Cost of shares repurchased	(345,036)		(145,055)
Net increase (decrease) resulting from common share transactions	575,204		678,677

Total Increase (Decrease) in Net Assets	838,882		421,461

Net Assets:

Beginning of year	1,378,278		956,817
End of year	$2,217,160		$1,378,278

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Common Shares Offering, in the Notes to Financial Statements.
(a)	Inception date of Class A-1 was January 29, 2021.
(b)	Inception date of Class A-2 was October 28, 2019.
(c)	Inception date of Class A-3 was November 9, 2020.
(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

18	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Statement of Cash Flows PIMCO Flexible Credit Income Fund

Year Ended June 30, 2021 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$404,831

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(2,270,429)
Proceeds from sales of long-term securities	1,254,694
(Purchases) Proceeds from sales of short-term portfolio investments, net	(148,913)
(Increase) decrease in deposits with counterparty	(33,171)
(Increase) decrease in receivable for investments sold	43,106
(Increase) decrease in interest and/or dividends receivable	(12,658)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(164)
Proceeds from (Payments on) over the counter financial derivative instruments	(17,432)
Increase (decrease) in payable for investments purchased	125,216
Increase (decrease) in payable for unfunded loan commitments	26,576
Increase (decrease) in deposits from counterparty	(3,264)
Increase (decrease) in accrued management fees	1,460
Increase (decrease) in accrued servicing fees	79
Proceeds from (Payments on) foreign currency transactions	(887)
Increase (decrease) in other liabilities	63
Net Realized (Gain) Loss
Investments in securities	60,528
Exchange-traded or centrally cleared financial derivative instruments	(3,557)
Over the counter financial derivative instruments	18,903
Foreign currency	(713)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(311,365)
Exchange-traded or centrally cleared financial derivative instruments	4,159
Over the counter financial derivative instruments	(14,688)
Foreign currency assets and liabilities	(3,250)
Net amortization (accretion) on investments	(20,538)
Net Cash Provided by (Used for) Operating Activities	(901,414)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	858,936
Payments on shares repurchased	(345,036)
Increase (decrease) in overdraft due to custodian	6,884
Cash distributions paid*	(100,318)
Proceeds from reverse repurchase agreements	6,937,968
Payments on reverse repurchase agreements	(6,482,739)
Net Cash Received from (Used for) Financing Activities	875,695

Net Increase (Decrease) in Cash and Foreign Currency	(25,719)

Cash and Foreign Currency:

Beginning of year	34,228
End of year	$8,509
*Reinvestment of distributions	$36,739

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$13,461
Non Cash Payment in Kind	$2,751

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	JUNE 30, 2021	19

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 170.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 27.5%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$2,400	$2,505

ACProducts, Inc.
4.750% (LIBOR03M + 4.250%) due 05/05/2028 ~		5,000	4,983

Alorica, Inc.
7.000% (LIBOR03M + 6.000%) due 12/11/2025 «~		11,733	11,710

American Tire Distributors, Inc.
8.500% (LIBOR03M + 7.500%) due 09/02/2024 ~		3,771	3,776

Banijay Entertainment S.A.S
3.836% (LIBOR03M + 3.750%) due 03/01/2025 ~		31	31

BWAY Holding Co.
3.354% (LIBOR03M + 3.250%) due 04/03/2024 ~		4,987	4,876

Caesars Resort Collection LLC
2.854% (LIBOR03M + 2.750%) due 12/23/2024 ~		17,820	17,687
4.604% (LIBOR03M + 4.500%) due 07/21/2025 ~		3,130	3,145

Carnival Corp.
TBD% due 09/22/2022 «	EUR	7,344	8,499
3.750% (EUR003M + 3.750%) due 06/30/2025 ~		5,559	6,752
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~		$1,687	1,729

Cengage Learning, Inc.
TBD% due 06/29/2026		16,247	16,283
5.250% (LIBOR03M + 4.250%) due 06/07/2023 ~		16,264	16,277

Clear Channel Outdoor Holdings, Inc.
3.686% (LIBOR03M + 3.500%) due 08/21/2026 ~		3,990	3,901

Cornerstone Building Brands, Inc.
3.750% (LIBOR03M + 3.250%) due 04/12/2028 ~		39	39

Cornwallis Corp.
7.460% due 12/01/2021 «~		90	91

Coty, Inc.
2.331% (LIBOR03M + 2.250%) due 04/07/2025 ~		2,579	2,484
2.500% (EUR003M + 2.500%) due 04/07/2025 ~	EUR	6,744	7,783

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		$11,501	11,514

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Emerald TopCo, Inc.
3.604% - 3.686% (LIBOR03M + 3.500%) due 07/24/2026 ~		$177	$177

Ensono, LP
4.750% (LIBOR03M + 4.000%) due 05/19/2028 ~		2,900	2,912

Envision Healthcare Corp.
3.854% (LIBOR03M + 3.750%) due 10/10/2025 ~		69,317	59,526

Fintrax International Holdings
TBD% due 12/18/2026	EUR	9,800	11,632

Forest Park
5.780% due 12/11/2024 «~		$483	527

Foundation Building Materials Holding Co LLC
3.750% (LIBOR03M + 3.250%) due 02/03/2028 ~		4,600	4,575

Frontier Communications Corp.
4.500% (LIBOR03M + 3.750%) due 05/01/2028 ~		7,700	7,718

Futbol Club Barcelona
TBD% due 09/08/2021«	EUR	18,000	21,248

Gainwell Acquisition Corp.
4.750% (LIBOR03M + 4.000%) due 10/01/2027 ~		$1,000	1,004

Gibson Brands, Inc.
TBD% due 06/25/2028 «		6,100	6,100

Hyatt Place
5.750% (LIBOR03M + 4.000%) due 06/03/2026 «~		35,000	34,403

Instant Brands Holdings, Inc
5.750% (LIBOR03M + 5.000%) due 04/12/2028 «~		8,372	8,351

Intelsat Jackson Holdings S.A.
3.600% - 5.618% (LIBOR03M + 5.500%) due 07/13/2022 ~		188	190
8.000% (PRIME + 4.750%) due 11/27/2023 ~		200	203

Kronos Acquisition Holdings, Inc.
4.250% (LIBOR03M + 3.750%) due 12/22/2026 ~		7	7

Lealand Finance Company B.V.
3.096% (LIBOR03M + 3.000%) due 06/30/2024 «~		171	111

Lealand Finance Company B.V. (1.093% Cash and 3.000% PIK)
4.093% (LIBOR03M + 1.000%) due 06/30/2025 ~(d)		2,296	1,055

Lo Duca Bros Realty Co. Westridge LLC
7.420% due 12/01/2021 «~		346	352

MLM 13648 2018-RLT1
8.000% due 01/01/2022 «†(m)		13,267	13,192

20	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MH Sub LLC
3.604% (LIBOR03M + 3.500%) due 09/13/2024 ~		$19	$19

Montgomery Plaza Apartments
5.900% due 11/11/2024 «~		548	599

Otterham Property Finance Designated Activity Co.
3.000% (EUR003M + 3.000%) due 09/03/2026 «~(m)(o)	EUR	28,865	33,505

Park Springs Apartments
7.000% due 02/01/2023 «~		$1,754	1,841

Plainfield Commons LLC
7.330% due 02/01/2022 «~		1,384	1,385

Preylock Reitman Santa Cruz Mezz LLC
6.500% (LIBOR03M + 5.500%) due 11/09/2022 «~(m)		7,900	7,743

Project Anfora Senior
2.750% (EUR003M + 2.750%) due 10/01/2026 «~(m)(o)	EUR	38,401	44,154

PUG LLC
3.604% (LIBOR03M + 3.500%) due 02/12/2027 ~		$71	70

Redstone Buyer LLC
TBD% due 04/27/2029 µ		2,187	2,154
8.500% (LIBOR03M + 7.750%) due 04/27/2029 ~		3,813	3,756

Royal Caribbean Cruises Ltd.
TBD% due 10/12/2022 µ		22,400	21,504

Sasol Ltd.
0.500% - 1.792% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		11,612	11,013

Scientific Games International, Inc.
2.854% (LIBOR03M + 2.750%) due 08/14/2024 ~		1,795	1,785

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~		22,515	22,703
11.750% (LIBOR03M + 10.750%) due 04/28/2024 ~		19,946	19,722

Sigma Bidco BV
3.750% (WIBOR03M + 3.500%) due 03/31/2025 ~	PLN	31,527	7,803

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~		$280	279

Steenbok Lux Finco 2 Sa.r.l.
TBD% - 10.750% due 12/31/2021 ~	EUR	27,632	30,191

Stillwater Development LLC
5.520% due 05/01/2024 «~		$1,035	1,060

Stillwater Partners LLC
5.520% due 05/01/2024 «~		531	544

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Summer (BC) Holdco B S.a.r.l.
TBD% due 12/04/2026		$8,700	$8,720
4.884% (LIBOR03M + 4.750%) due 12/04/2026 ~		7,021	7,028

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		28,626	28,405
10.000% (LIBOR03M + 9.000%) due 03/11/2024 ~		10,616	10,465

Team Health Holdings, Inc.
3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		32,829	31,956

U.S. Renal Care, Inc.
5.125% (LIBOR03M + 5.000%) due 06/26/2026 ~		168	169

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~		2,200	2,231

Walgreens
5.890% due 03/01/2025 «~		1,308	1,430
6.000% due 03/06/2030 «~		715	873

Westmoreland Coal Company (15.000% PIK)
15.000% due 03/15/2029 «~(d)		7,430	1,597

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~		632	610

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		7,081	7,114

Total Loan Participations and Assignments (Cost $605,932)			609,776

CORPORATE BONDS & NOTES 57.1%

BANKING & FINANCE 14.8%

Ally Financial, Inc.
8.000% due 11/01/2031		2	3
8.000% due 11/01/2031 (o)		88	127

Ambac LSNI LLC
6.000% due 02/12/2023 •(o)		9,472	9,477

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	3,300	3,890
2.625% due 04/28/2025		6,423	7,749
3.625% due 09/24/2024		4,664	5,777
5.375% due 01/18/2028 (o)		2,000	1,958
8.000% due 01/22/2030		5,758	6,274
10.500% due 07/23/2029		8,439	11,317

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,300	349

Banco General S.A.
5.250% due 05/07/2031 •(k)(l)(o)		$4,200	4,402

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	21

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays PLC
5.875% due 09/15/2024 (k)(l)(o)	GBP	1,200	$1,784
6.375% due 12/15/2025 (k)(l)		650	1,008
7.125% due 06/15/2025 (k)(l)(o)		4,100	6,494
7.750% due 09/15/2023 •(k)(l)(o)		$2,410	2,654
8.000% due 06/15/2024 •(k)(l)		250	284

Burford Capital Global Finance LLC
6.250% due 04/15/2028 (o)		2,600	2,734

CBL & Associates LP
5.950% due 12/15/2026 ^(e)		1,927	1,090

Corestate Capital Holding S.A.
3.500% due 04/15/2023 (o)	EUR	5,400	5,575

Credit Suisse Group AG
7.250% due 09/12/2025 •(k)(l)(o)		$200	226
7.500% due 07/17/2023 •(k)(l)(o)		200	218

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025 (o)		2,587	2,600

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		43	43

Enact Holdings, Inc.
6.500% due 08/15/2025 (o)		5,700	6,299

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030 (o)		5,300	6,082

Fairfax India Holdings Corp.
5.000% due 02/26/2028 (o)		13,700	13,653

Farringdon Mortgages
4.080% due 07/15/2047	GBP	5,675	5,744

FloodSmart Re Ltd.
13.041% (T-BILL 3MO + 13.000%) due 03/01/2024 ~		$2,246	2,234
16.791% (T-BILL 3MO + 16.750%) due 03/01/2024 ~		643	610

Ford Motor Credit Co. LLC
1.744% due 07/19/2024	EUR	100	120
2.748% due 06/14/2024	GBP	100	140
3.250% due 09/15/2025	EUR	100	127
3.375% due 11/13/2025 (o)		$1,000	1,038
4.535% due 03/06/2025	GBP	100	149

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (o)		$471	490

Freedom Mortgage Corp.
6.625% due 01/15/2027 (c)		2,700	2,723

HSBC Holdings PLC
4.750% due 07/04/2029 (k)(l)	EUR	300	403
5.875% due 09/28/2026 (k)(l)(o)	GBP	1,600	2,487
6.000% due 09/29/2023 (k)(l)	EUR	570	742
6.500% due 03/23/2028 •(k)(l)(o)		$340	391

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kennedy Wilson Europe Real Estate Ltd.
3.950% due 06/30/2022	GBP	507	$717

Kennedy-Wilson, Inc.
4.750% due 03/01/2029 (o)		$4,900	5,054
5.000% due 03/01/2031 (o)		4,800	4,944

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(k)(l)(o)		1,910	2,239
7.625% due 06/27/2023 (k)(l)(o)	GBP	200	303
7.875% due 06/27/2029 (k)(l)(o)		10,084	17,831

MGM Growth Properties Operating Partnership LP
4.625% due 06/15/2025 (o)		$200	214

Midcap Financial Issuer Trust
6.500% due 05/01/2028 (o)		3,600	3,772

Natwest Group PLC
8.000% due 08/10/2025 •(k)(l)(o)		6,325	7,500

Navient Corp.
5.625% due 01/25/2025		139	135
7.250% due 09/25/2023 (o)		9,526	10,541

Piper Jaffray Cos.
4.740% due 10/15/2021 (o)		800	804
5.200% due 10/15/2023 (o)		2,900	2,907

Santander UK Group Holdings PLC
6.750% due 06/24/2024 (k)(l)(o)	GBP	11,766	18,198

Sitka Holdings LLC
4.643% due 07/06/2026 •(c)		$9,423	9,417

Societe Generale S.A.
6.750% due 04/06/2028 •(k)(l)(o)		200	227
7.375% due 10/04/2023 •(k)(l)(o)		700	765

Toll Road Investors Partnership LP
0.000% due 02/15/2043 (h)		102,200	31,480

Trust Fibra Uno
6.390% due 01/15/2050 (o)		500	587

Unique Pub Finance Co. PLC
5.659% due 06/30/2027 (o)	GBP	6,038	9,419
7.395% due 03/28/2024		2,017	2,987

Uniti Group LP
4.750% due 04/15/2028 (o)		$5,673	5,676
6.500% due 02/15/2029		400	402
7.125% due 12/15/2024 (o)		13,056	13,513
7.875% due 02/15/2025 (o)		40,204	43,164

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		11,269	10,325

XP, Inc.
3.250% due 07/01/2026 (c)		4,700	4,653

			327,239

22	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 34.4%

Altice Financing S.A.
7.500% due 05/15/2026 (o)		$7,450	$7,767

American Airlines, Inc.
5.750% due 04/20/2029 (o)		4,200	4,546

Associated Materials LLC
9.000% due 09/01/2025 (o)		6,332	6,728

BCPE Empire Holdings, Inc.
7.625% due 05/01/2027 (o)		4,267	4,375

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)(o)		146	108

Boeing Co.
5.705% due 05/01/2040 (o)		2,172	2,801
5.805% due 05/01/2050 (o)		2,179	2,939
5.930% due 05/01/2060 (o)		3,679	5,090

Bombardier, Inc.
6.000% due 10/15/2022 (o)		35,855	35,973
6.125% due 01/15/2023 (o)		10,983	11,590
7.125% due 06/15/2026 (o)		19,420	20,357
7.500% due 12/01/2024 (o)		2,678	2,802
7.500% due 03/15/2025 (o)		3,513	3,621
7.875% due 04/15/2027 (o)		4,227	4,391

Booz Allen Hamilton, Inc.
4.000% due 07/01/2029 (o)		1,900	1,945

BRF S.A.
5.750% due 09/21/2050 (o)		1,000	1,029

Cablevision Lightpath LLC
3.875% due 09/15/2027 (o)		1,000	992

Caesars Entertainment, Inc.
6.250% due 07/01/2025 (o)		1,000	1,061

Callon Petroleum Co.
8.000% due 08/01/2028 (c)		2,500	2,531

CCO Holdings LLC
4.500% due 08/15/2030 (o)		339	353
4.500% due 06/01/2033 (o)		3,600	3,688
4.750% due 03/01/2030 (o)		326	345

CGG S.A.
7.750% due 04/01/2027 (o)	EUR	8,900	10,965
8.750% due 04/01/2027 (o)		$6,100	6,321

Charter Communications Operating LLC
4.800% due 03/01/2050 (o)		402	463

Community Health Systems, Inc.
4.750% due 02/15/2031 (o)		4,000	4,020
5.625% due 03/15/2027 (o)		9,490	10,143
6.625% due 02/15/2025 (o)		2,586	2,738
8.000% due 03/15/2026 (o)		5,637	6,081

Connect Finco SARL
6.750% due 10/01/2026 (o)		104	110

Continental Airlines Pass-Through Trust
4.150% due 10/11/2025 (o)		121	129

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Corning, Inc.
5.450% due 11/15/2079 (o)		$141	$198

Coty, Inc.
3.875% due 04/15/2026 (o)	EUR	15,510	18,501
5.000% due 04/15/2026 (o)		$25,400	25,826

CSN Islands Corp.
7.000% due 09/23/2021 (k)		1,243	1,258

Delta Air Lines, Inc.
7.000% due 05/01/2025 (o)		8,600	10,042
7.375% due 01/15/2026 (o)		3,788	4,448

Deluxe Corp.
8.000% due 06/01/2029 (o)		7,700	8,375

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (o)		1,248	1,287

Endure Digital, Inc.
6.000% due 02/15/2029 (o)		7,100	7,039

Envision Healthcare Corp.
8.750% due 10/15/2026 (o)		2,557	1,797

EQM Midstream Partners LP
4.750% due 01/15/2031 (o)		3,200	3,301

Exela Intermediate LLC
10.000% due 07/15/2023		13	9

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (o)		1,150	1,176

Fresh Market, Inc.
9.750% due 05/01/2023		50	51

Frontier Communications Holdings LLC
5.000% due 05/01/2028 (o)		3,800	3,933

Frontier Finance PLC
8.000% due 03/23/2022	GBP	1,013	1,435

Full House Resorts, Inc.
8.250% due 02/15/2028 (o)		$10,543	11,530

Gap, Inc.
8.875% due 05/15/2027 (o)		3,600	4,175

Garda World Security Corp.
6.000% due 06/01/2029 (o)		2,900	2,882

General Electric Co.
6.875% due 01/10/2039 (o)		3	4

Global Infrastructure Solutions, Inc.
5.625% due 06/01/2029 (o)		1,100	1,143

Greene King Finance PLC
2.161% (BP0003M + 2.080%) due 03/15/2036	GBP	200	233

Hawaiian Brand Intellectual Property Ltd.
5.750% due 01/20/2026 (o)		$4,000	4,299

Hilton Grand Vacations Borrower Escrow LLC
5.000% due 06/01/2029 (o)		1,200	1,228

HollyFrontier Corp.
4.500% due 10/01/2030 (o)		2,947	3,159

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	23

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Innophos Holdings, Inc.
9.375% due 02/15/2028 (o)		$248	$269

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)(o)		200	67

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)(o)		36,644	21,024
8.000% due 02/15/2024 (o)		658	681
8.500% due 10/15/2024 ^(e)(o)		23,492	13,944
9.750% due 07/15/2025 ^(e)(o)		3,268	1,909

Jaguar Land Rover Automotive PLC
5.875% due 01/15/2028 (o)		8,700	9,184

Madison IAQ LLC
5.875% due 06/30/2029 (o)		2,800	2,852

Mohegan Gaming & Entertainment
8.000% due 02/01/2026 (o)		9,400	9,834

NCL Corp. Ltd.
10.250% due 02/01/2026 (o)		10,800	12,582
12.250% due 05/15/2024 (o)		7,980	9,648

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (d)		95	105

Oasis Petroleum, Inc.
6.375% due 06/01/2026 (o)		1,600	1,670

Occidental Petroleum Corp.
1.606% (US0003M + 1.450%) due 08/15/2022 ~(o)		4,100	4,081

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025 (o)		230	248

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(e)		440	20
6.000% due 05/16/2024 ^(e)		650	29
6.000% due 11/15/2026 ^(e)		430	19

Petroleos Mexicanos
2.750% due 04/21/2027 (o)	EUR	3,900	4,326
5.350% due 02/12/2028 (o)		$1,158	1,140
5.950% due 01/28/2031 (o)		9,630	9,368
6.350% due 02/12/2048 (o)		726	620
6.490% due 01/23/2027 (o)		130	137
6.500% due 03/13/2027 (o)		5,933	6,270
6.500% due 01/23/2029 (o)		3,798	3,914
6.625% due 06/15/2035 (o)		8,400	8,123
6.750% due 09/21/2047 (o)		7,094	6,287
6.840% due 01/23/2030 (o)		12,510	12,907
6.950% due 01/28/2060 (o)		1,816	1,609
7.690% due 01/23/2050 (o)		190	183

Petrorio Luxembourg SARL
6.125% due 06/09/2026		2,700	2,765

Platin 1426 GmbH
6.875% due 06/15/2023 (o)	EUR	3,880	4,644
6.875% due 06/15/2023		400	479

Precision Drilling Corp.
6.875% due 01/15/2029 (o)		$1,500	1,547

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (o)		$19,900	$21,569

Prosus NV
2.031% due 08/03/2032 (o)	EUR	500	611

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026 (o)		$17,925	19,345

Rite Aid Corp.
8.000% due 11/15/2026 (o)		1,449	1,473

Rolls-Royce PLC
1.625% due 05/09/2028 (o)	EUR	10,100	11,193
3.625% due 10/14/2025 (o)		$1,000	1,015
4.625% due 02/16/2026	EUR	300	389
5.750% due 10/15/2027	GBP	400	607

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023 (o)		$1,100	1,209
10.875% due 06/01/2023 (o)		4,500	5,130
11.500% due 06/01/2025 (o)		6,900	7,961

Sabre GLBL, Inc.
7.375% due 09/01/2025 (o)		2,700	2,940

Six Flags Theme Parks, Inc.
7.000% due 07/01/2025 (o)		400	432

Spirit AeroSystems, Inc.
3.950% due 06/15/2023 (o)		5,000	5,037
4.600% due 06/15/2028 (o)		1,735	1,705

Standard Industries, Inc.
3.375% due 01/15/2031 (o)		2,500	2,396
4.375% due 07/15/2030 (o)		2,500	2,586

Studio City Finance Ltd.
5.000% due 01/15/2029 (o)		600	607

Surgery Center Holdings, Inc.
10.000% due 04/15/2027 (o)		7,264	7,998

Tenet Healthcare Corp.
6.750% due 06/15/2023 (o)		9,600	10,488

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022 (o)		700	706

Teva Pharmaceutical Finance Netherlands BV
1.250% due 03/31/2023 (o)	EUR	400	465
2.800% due 07/21/2023 (o)		$2,251	2,246
6.000% due 01/31/2025	EUR	200	256

Topaz Solar Farms LLC
4.875% due 09/30/2039 (o)		$3,214	3,502
5.750% due 09/30/2039 (o)		29,801	34,633

TransDigm, Inc.
4.625% due 01/15/2029 (o)		3,500	3,512
5.500% due 11/15/2027 (o)		88	92

Transocean Pontus Ltd.
6.125% due 08/01/2025 (o)		100	101

Transocean, Inc.
7.250% due 11/01/2025		346	302
7.500% due 01/15/2026		190	164
8.000% due 02/01/2027		254	214

24	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TripAdvisor, Inc.
7.000% due 07/15/2025 (o)		$4,300	$4,635

Triumph Group, Inc.
6.250% due 09/15/2024 (o)		137	140
8.875% due 06/01/2024 (o)		2,580	2,873

U.S. Renal Care, Inc.
10.625% due 07/15/2027 (o)		10,757	11,321

Univision Communications, Inc.
5.125% due 02/15/2025 (o)		890	911
9.500% due 05/01/2025 (o)		900	995

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (d)		27	29

Vale Overseas Ltd.
6.875% due 11/21/2036 (o)		781	1,071
6.875% due 11/10/2039 (o)		275	385

Vale S.A.
0.000% due 12/29/2049 (k)	BRL	310,000	37,013

Veritas U.S., Inc.
7.500% due 09/01/2025 (o)		$13,000	13,572
10.500% due 02/01/2024 (o)		6,300	6,491

ViaSat, Inc.
6.500% due 07/15/2028 (o)		1,300	1,388

Victors Merger Corp.
6.375% due 05/15/2029 (o)		4,000	4,035

Viking Cruises Ltd.
13.000% due 05/15/2025 (o)		23,487	27,678

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029 (o)		400	405

Vine Energy Holdings LLC
6.750% due 04/15/2029 (o)		3,400	3,583

Windstream Escrow LLC
7.750% due 08/15/2028 (o)		21,362	22,030

Wolverine Escrow LLC
8.500% due 11/15/2024 (o)		18,199	17,689
9.000% due 11/15/2026 (o)		3,700	3,621

Wynn Las Vegas LLC
5.250% due 05/15/2027 (o)		5,440	5,859
5.500% due 03/01/2025 (o)		5,830	6,292

Wynn Macau Ltd.
5.125% due 12/15/2029 (o)		400	413
5.500% due 01/15/2026 (o)		400	420
5.500% due 10/01/2027 (o)		200	209
5.625% due 08/26/2028 (o)		2,200	2,300

ZoomInfo Technologies LLC
3.875% due 02/01/2029 (o)		1,000	995

			763,053

UTILITIES 7.9%

DTEK Finance PLC (1.500% Cash and 3.500% PIK)
5.000% due 12/31/2027 (d)		9,288	6,074

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Edison International
5.750% due 06/15/2027 (o)	$78	$89

Eskom Holdings SOC Ltd.
6.750% due 08/06/2023 (o)	42,918	44,968

FEL Energy SARL
5.750% due 12/01/2040 (o)	6,366	6,770

Genesis Energy LP
8.000% due 01/15/2027 (o)	3,100	3,261

Lumen Technologies, Inc.
4.000% due 02/15/2027 (o)	122	125

NGD Holdings BV
6.750% due 12/31/2026	137	132

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^(o)	51	51
6.350% due 12/01/2021 ^	5	5

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(o)	3,757	3,729

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (d)	9,734	10,038

Pacific Gas & Electric Co.
3.000% due 06/15/2028 (o)	3,600	3,622
3.300% due 03/15/2027 (o)	3,137	3,251
3.750% due 08/15/2042	26	24
4.000% due 12/01/2046	4	4
4.250% due 03/15/2046 (o)	2,555	2,441
4.300% due 03/15/2045	34	33
4.450% due 04/15/2042 (o)	2,650	2,631
4.500% due 07/01/2040 (o)	8,889	8,908
4.500% due 12/15/2041 (o)	368	359
4.550% due 07/01/2030 (o)	9,178	9,825
4.600% due 06/15/2043	20	20
4.750% due 02/15/2044 (o)	7,249	7,353
4.950% due 07/01/2050 (o)	10,875	11,203

Peru LNG SRL
5.375% due 03/22/2030 (o)	2,203	1,907

Petrobras Global Finance BV
6.750% due 01/27/2041 (o)	5,644	6,702
6.750% due 06/03/2050 (o)	18,422	21,564
6.850% due 06/05/2115 (o)	7,367	8,430
7.250% due 03/17/2044 (o)	592	726

Rio Oil Finance Trust
8.200% due 04/06/2028 (o)	6,408	7,420
9.250% due 07/06/2024 (o)	3,416	3,792

Transocean Poseidon Ltd.
6.875% due 02/01/2027 (o)	148	149

		175,606

Total Corporate Bonds & Notes (Cost $1,219,961)		1,265,898

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	25

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 2.3%

BANKING & FINANCE 1.0%

Corestate Capital Holding S.A.
1.375% due 11/28/2022	EUR	3,200	$3,225

Credit Suisse Group Guernsey Ltd.
3.000% due 11/12/2021 «	CHF	1,000	1,211

PennyMac Corp.
5.500% due 03/15/2026 (o)		$18,075	18,855

			23,291

INDUSTRIALS 1.3%

DISH Network Corp.
3.375% due 08/15/2026 (o)		3,300	3,376

Multiplan Corp.
6.000% due 10/15/2027		10,600	10,950

NCL Corp. Ltd.
6.000% due 05/15/2024 (m)		4,000	9,304

Royal Caribbean Cruises Ltd.
4.250% due 06/15/2023		3,200	4,376

			28,006

Total Convertible Bonds & Notes (Cost $43,325)			51,297

MUNICIPAL BONDS & NOTES 3.0%

ILLINOIS 0.0%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		10	12

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		5	6

			18

MICHIGAN 0.3%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044		7,200	7,047

PUERTO RICO 2.7%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(e)		57,900	48,057

CPR Custodial Receipt, Puerto Rico Revenue Bonds, Series 2021
0.000% due 01/01/2045 (h)		12,700	11,224

			59,281

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	$120	$121

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	1,200	134

Total Municipal Bonds & Notes (Cost $63,046)		66,601

U.S. GOVERNMENT AGENCIES 1.1%

Fannie Mae
1.500% due 02/25/2036 (a)	14,966	877

Freddie Mac
0.000% due 02/25/2046 (b)(h)	3,151	2,836
0.100% due 02/25/2046 (a)	3,144	1
0.700% due 11/25/2055 ~(a)(o)	64,820	4,361
2.079% due 11/25/2045 ~(a)(o)	24,637	2,816
3.000% due 02/25/2051 (a)(o)	10,754	1,440
4.624% due 07/15/2035 •(o)	11,800	12,044
6.577% due 08/15/2026 •(a)(o)	2,358	245

Total U.S. Government Agencies (Cost $24,947)		24,620

NON-AGENCY MORTGAGE-BACKED SECURITIES 29.9%

245 Park Avenue Trust
3.779% due 06/05/2037 ~(o)	4,532	4,432

280 Park Avenue Mortgage Trust
2.900% due 09/15/2034 •	7,233	7,071

ACRES Commercial Realty Corp.
4.374% due 04/17/2037 •(o)	4,898	4,920
5.624% due 04/17/2037 •(o)	2,939	2,958

Adjustable Rate Mortgage Trust
0.632% due 02/25/2036 •	44	31
1.092% due 10/25/2035 •	2,543	2,506
1.112% due 11/25/2035 •	1,516	1,366
1.242% due 01/25/2035 •	3,169	3,079
1.892% due 02/25/2035 •	1,809	1,791

Anthracite Ltd.
5.678% due 06/20/2041	6,615	523

Ashford Hospitality Trust
2.173% due 04/15/2035 •(o)	2,000	1,996
2.823% due 06/15/2035 •(o)	2,750	2,656

Atrium Hotel Portfolio Trust
3.473% due 06/15/2035 •	5,250	5,170

BAMLL Commercial Mortgage Securities Trust
2.467% due 03/15/2037 •(o)	3,000	2,702

26	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BAMLL Re-REMIC Trust
6.010% due 06/17/2050 ~	$3,000	$1,473

Banc of America Funding Trust
0.242% due 10/25/2036 •(o)	17,383	6,656
0.302% due 08/25/2047 ^~	1,817	1,561
6.000% due 07/25/2036 (o)	756	719
9.395% due 02/27/2037 ~	2,550	2,573

Banc of America Mortgage Trust
2.548% due 06/25/2034 ~	230	206
4.122% due 07/20/2032 ~	46	45

Bancorp Commercial Mortgage Trust
3.823% due 08/15/2032 •(o)	4,100	3,569

BCAP LLC Trust
0.252% due 05/26/2037 ~	2,330	1,976
3.188% due 08/28/2037 ~	10,972	7,817
6.500% due 06/26/2037 ~	2,029	846

Bear Stearns Commercial Mortgage Securities Trust
5.300% due 05/11/2039 ~	2,648	2,655
5.657% due 10/12/2041 ~	696	699

Beneria Cowen & Pritzer Collateral Funding Corp.
3.738% due 06/15/2038 •	4,900	4,897

BX Commercial Mortgage Trust
3.223% due 07/15/2034 •(o)	10,617	10,674

CD Mortgage Trust
5.688% due 10/15/2048 (o)	2,184	313

Chase Mortgage Finance Trust
3.067% due 03/25/2037 ^~	61	61

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.462% due 01/25/2036 •	4,424	2,908

Citigroup Commercial Mortgage Trust
5.482% due 10/15/2049 (o)	4,813	4,161
5.699% due 12/10/2049 ~	955	523

Citigroup Mortgage Loan Trust
2.640% due 11/25/2036 ~	594	492
3.970% due 07/25/2049 ~(o)	3,750	3,808
4.250% due 02/25/2054	13,555	14,211
6.000% due 08/25/2035	3,202	2,803

Citigroup Mortgage Loan Trust, Inc.
3.029% due 08/25/2035 ~	3,241	3,127

COLT Mortgage Pass-Through Certificates
2.695% due 05/25/2065 ~(o)	1,156	1,178
3.550% due 05/25/2065 ~	2,458	2,491
4.553% due 05/25/2065 ~	1,998	2,024

Commercial Mortgage Loan Trust
6.173% due 12/10/2049 ~	7,935	3,414

Commercial Mortgage Trust
1.375% due 10/10/2048 ~(a)(o)	28,636	1,303
5.696% due 06/10/2044 ~(o)	2,305	2,304

Countrywide Alternative Loan Trust
0.282% due 07/25/2046 ^•(o)	2,328	2,200
0.302% due 05/25/2047 •	5,340	3,576

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.572% due 12/25/2046 ^•		$443	$311
0.592% due 10/25/2046 •(o)		346	354
0.873% due 12/20/2035 •		767	288
6.800% due 02/25/2035 ~		369	153

Countrywide Home Loan Mortgage Pass-Through Trust
0.792% due 05/25/2035 •(o)		4,707	2,894
0.792% due 05/25/2035 •		4,088	2,595
2.798% due 09/20/2036 ~		130	124

Credit Suisse Commercial Mortgage Trust
5.457% due 02/15/2040 ~(o)		5,847	844
5.797% due 01/15/2049 ^~(e)		2,500	3,614
5.797% due 01/15/2049 ~(o)		5,700	6,843
5.797% due 01/15/2049 ~		2,870	4,147
5.869% due 09/15/2040 ~		89	218

Credit Suisse First Boston Mortgage Securities Corp.
2.939% due 12/25/2033 ~		576	549
4.981% due 07/15/2037 ~		59	58
5.100% due 08/15/2038 ~		1,437	1,154

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
7.500% due 10/25/2032		844	622

Credit Suisse Mortgage Capital Certificates
0.242% due 10/27/2036 •		17,858	14,620
0.592% due 11/30/2037 ~(o)		4,400	4,171
3.125% due 11/27/2037 ~		5,506	5,398
13.729% due 06/27/2037 ~		878	579

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.500% due 07/25/2036		524	270

Credit Suisse Mortgage Capital Trust
3.303% due 07/10/2034 ~(o)		10,209	10,315

CTDL Trust
4.750% due 05/25/2055 ~(o)		894	899

DBWF Mortgage Trust
2.493% due 12/19/2030 •(o)		5,000	5,010

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
3.222% due 09/28/2036 ~		4,577	4,008

Dilosk RMBS DAC
2.707% due 12/20/2057	EUR	3,890	4,635

DROP Mortgage Trust
2.820% due 04/15/2026 •		$3,000	3,022

Dssv SARL
3.000% due 10/15/2024 «•(o)	EUR	42,470	49,453

Eurosail PLC
0.295% due 03/13/2045		250	259
1.434% due 06/13/2045 (o)	GBP	5,421	6,847
3.584% (BP0003M + 3.500%) due 06/13/2045 (o)		2,040	2,860
4.084% due 06/13/2045		1,781	2,366

Extended Stay America Trust
2.925% due 07/15/2038 •(c)(o)		$6,558	6,624
3.775% due 07/15/2038 •(c)		18,400	18,583

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	27

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Finsbury Square PLC
3.549% due 06/16/2070 (o)	GBP	1,800	$2,570
5.549% due 06/16/2070 (o)		1,000	1,452

Fremont Home Loan Trust
2.192% due 01/25/2034 •		$1,883	1,840

GC Pastor Hipotecario FTA
0.000% due 06/21/2046	EUR	5,393	5,676

GCAT LLC
3.721% due 06/25/2025 þ(o)		$8,866	8,901

GMAC Commercial Mortgage Asset Corp.
5.550% due 08/10/2038 (o)		1,384	1,532

GMAC Commercial Mortgage Securities, Inc. Trust
5.349% due 11/10/2045 ~		486	473

GS Mortgage Securities Corp. Trust
4.744% due 10/10/2032 ~		5,820	5,675

GS Mortgage Securities Trust
5.622% due 11/10/2039		2,132	722

GS Mortgage-Backed Securities Corp. Trust
0.000% due 12/25/2060 ~		246	245
0.000% due 12/25/2060 ~(a)		132,524	5,281
0.165% due 12/25/2060 ~(a)		118,195	816
2.750% due 12/25/2060 ~		4,095	3,972
3.000% due 12/25/2060 ~		4,164	3,949
3.668% due 12/25/2060 ~		20,531	20,074

GS Mortgage-Backed Securities Trust
0.000% due 07/25/2059 (b)(h)		68	68
0.000% due 07/25/2059 ~(a)		60,146	289
0.090% due 07/25/2059 ~(a)		54,736	164
3.834% due 07/25/2059 ~(o)		2,929	2,891
3.834% due 07/25/2059 ~		6,871	6,154

GSMSC Resecuritization Trust
3.760% due 09/26/2037 ~		37,337	17,499

HarborView Mortgage Loan Trust
0.333% due 12/19/2036 ^•(o)		3,596	3,535
0.753% due 03/19/2035 •		2,626	1,828

Hawksmoor Mortgage Funding PLC
3.549% due 05/25/2053	GBP	3,166	4,402

HPLY Trust
3.223% due 11/15/2036 •		$3,101	3,050

HSI Asset Loan Obligation Trust
6.500% due 06/25/2037 (o)		7,723	4,218

InTown Hotel Portfolio Trust
3.423% due 01/15/2033 •		250	251

JP Morgan Chase Commercial Mortgage Securities Trust
3.500% due 07/15/2047 ~		10,000	1,831
3.881% due 01/05/2031 ~		9,950	9,743
5.438% due 01/15/2049 ~		868	962
5.503% due 01/15/2049 ~		45	50
5.623% due 05/12/2045		799	669
5.855% due 06/12/2043 ~		385	388
6.010% due 06/15/2049 ~(o)		15,741	6,999

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Mortgage Trust
2.282% due 06/25/2036 ^~		$10	$8

JP Morgan Resecuritization Trust
0.000% due 05/26/2036 ~(a)		8,276	2,308

KeyCorp Student Loan Trust
0.000% due 01/01/2050 «		100	17,500
1.000% due 01/01/2050 «		300	29,644

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^		3,613	1,210
6.272% due 04/15/2041 ~		4,768	4,742

Mansard Mortgages PLC
3.583% due 10/15/2048	GBP	2,879	3,940

MASTR Adjustable Rate Mortgages Trust
2.738% due 04/25/2035 ~		$1,152	895

Merrill Lynch Mortgage Investors Trust
0.827% due 07/25/2029 •		776	748

MF1 Ltd.
3.124% due 07/15/2035 •		11,000	11,186

MFA Trust
3.071% due 08/25/2049 ~(o)		1,185	1,204
4.978% due 08/25/2049 ~(o)		6,143	6,296

Morgan Stanley Capital Trust
1.573% due 05/15/2036 •(o)		4,500	4,333
5.496% due 11/14/2042 ~		7,500	5,080
6.534% due 08/12/2041 ~		123	85

Morgan Stanley Resecuritization Trust
3.030% due 06/26/2046 ~		7,847	6,812

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		70	68

Mortgage Funding PLC
3.284% due 03/13/2046 (o)	GBP	1,700	2,422

Motel 6 Trust
7.000% due 08/15/2024 •		$505	494

Natixis Commercial Mortgage Securities Trust
3.073% due 11/15/2034 •(o)		1,826	1,812
3.917% due 11/15/2032 ~		2,700	2,714
4.073% due 11/15/2034 •		792	779
4.193% due 04/10/2037 ~(o)		7,000	7,088

Nomura Resecuritization Trust
2.803% due 10/26/2036 •(o)		11,913	11,608
4.285% due 07/26/2035 ~		265	250

RBSSP Resecuritization Trust
0.792% due 10/26/2037 •		2,568	770

Residential Accredit Loans, Inc. Trust
6.000% due 01/25/2037 ^		191	186

Residential Asset Securitization Trust
5.750% due 03/25/2037 ^		1,873	997

Residential Mortgage Securities PLC
4.349% due 06/20/2070	GBP	4,150	6,039

Seasoned Credit Risk Transfer Trust
4.250% due 11/25/2059 ~		$5,400	5,704
5.718% due 11/25/2059 ~		10,285	6,406

28	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sequoia Mortgage Trust
0.758% due 10/20/2035 •		$94	$89
1.038% due 10/20/2035 •		251	232
1.068% due 07/20/2033 •		87	84
1.548% due 12/20/2032 •		285	251

Structured Adjustable Rate Mortgage Loan Trust
0.622% due 12/25/2034 •		2,046	1,557
0.742% due 10/25/2035 •(o)		5,181	4,823

Structured Asset Mortgage Investments Trust
0.302% due 09/25/2047 ^•(o)		2,558	2,802

TBW Mortgage-Backed Trust
6.830% due 09/25/2036 þ		5,000	2,699

TDA Mixto Fondo de Titulizacion de Activos
0.000% due 10/28/2050	EUR	30,108	20,774
0.000% due 12/28/2050		12,100	12,645

Wachovia Bank Commercial Mortgage Trust
5.720% due 10/15/2048 ~(o)		$1,473	1,463

WaMu Mortgage Pass-Through Certificates Trust
0.886% due 05/25/2047 •		1,937	976
0.992% due 04/25/2045 •(o)		12,711	9,577
1.097% due 07/25/2045 •		9,590	8,262
1.843% due 08/25/2046 •		9,347	8,100
2.744% due 05/25/2035 ~		490	314

Wells Fargo Mortgage-Backed Securities Trust
2.843% due 08/25/2035 ~		1,207	834

Worldwide Plaza Trust
3.715% due 11/10/2036 ~		3,000	3,031
3.715% due 11/10/2036 ~(o)		10,000	9,743

Total Non-Agency Mortgage-Backed Securities (Cost $649,167)			662,904

ASSET-BACKED SECURITIES 28.6%

510 Loan Acquisition Trust
5.107% due 09/25/2060 þ		6,831	6,963

Acacia CDO Ltd.
1.012% due 11/08/2039 •		29,250	13,179

Accredited Mortgage Loan Trust
0.382% due 02/25/2037 •		5,235	4,048
6.000% due 10/25/2034 þ		1,863	1,758

ACE Securities Corp. Home Equity Loan Trust
0.512% due 04/25/2036 •		7,363	6,507
0.737% due 12/25/2035 •		2,816	2,817
1.052% due 08/25/2035 •		3,515	2,368
1.367% due 02/25/2035 •		13,928	12,796

Aegis Asset-Backed Securities Trust
1.792% due 03/25/2035 •		3,100	717

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
3.242% due 09/25/2034 •		638	647

Alkali Europe SARL
3.800% due 07/15/2022 «(o)	EUR	28,409	33,386

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.852% due 02/25/2036 •		$230	$211

Avoca CLO DAC
0.000% due 04/15/2034	EUR	2,250	1,685

Ballyrock CLO Ltd.
0.000% due 04/20/2031 ~		$29,803	14,142

Banco Bilbao Vizcaya Argentaria S.A.
0.106% due 03/22/2046	EUR	735	542

Bear Stearns Asset-Backed Securities Trust
0.292% due 08/25/2035 •(o)		$9,672	10,643
1.067% due 08/25/2036 •		3,662	3,115

Belle Haven ABS CDO Ltd.
0.526% due 07/05/2046 •		96,561	189

Bombardier Capital Mortgage Securitization Corp.
7.850% due 12/15/2029 ~		4,066	998

California Republic Auto Receivables Trust
0.000% due 04/15/2025 «(h)		6,994	6,429

Cardiff Auto Receivables Securitisation
2.300% due 09/16/2025 (o)	GBP	1,700	2,327

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		$2,900	1,605

CDC Mortgage Capital Trust
2.642% due 06/25/2034 •		659	653

Cedar Funding CLO Ltd.
0.000% due 04/20/2031 ~		12,000	8,938

Citigroup Mortgage Loan Trust
0.992% due 11/25/2045 •		2,756	2,142

Citigroup Mortgage Loan Trust, Inc.
1.232% due 02/25/2035 •		156	155

Conseco Finance Securitizations Corp.
7.150% due 05/01/2033 ~		1,740	1,720
8.260% due 12/01/2030 ~		15,784	6,065
8.850% due 12/01/2030 ~		19,044	6,035

Consumer Loan Underlying Bond Certificate Issuer Trust
19.890% due 12/15/2043 «~		2,447	2,396
21.399% due 10/15/2043 «~		1,638	1,579

Coronado CDO Ltd.
1.634% due 09/04/2038 •		2,003	1,110
6.000% due 09/04/2038		286	220

Countrywide Asset-Backed Certificates
0.527% due 01/25/2045 ^•		5,400	5,018
0.572% due 02/25/2037 ^•		2,700	2,466
0.722% due 06/25/2036 •		3,894	3,930
0.752% due 06/25/2036 •		2,046	2,106
0.827% due 04/25/2036 •		2,000	1,573
1.052% due 02/25/2036 •		2,390	1,771
1.352% due 01/25/2036 •		3,347	3,042

Countrywide Asset-Backed Certificates Trust
1.967% due 10/25/2035 •(o)		11,780	10,721
2.192% due 08/25/2035 •		3,395	3,274

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	29

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates Trust, Inc.
2.267% due 07/25/2034 •		$132	$132

Credit Suisse First Boston Mortgage Securities Corp.
5.350% due 05/25/2035 þ		978	856

Credit-Based Asset Servicing & Securitization LLC
5.783% due 12/25/2036 þ		1,800	1,934
6.767% due 05/25/2035 þ		2,053	1,698

Delta Funding Home Equity Loan Trust
8.100% due 01/15/2030 þ		2,061	1,660

Deutsche Mortgage & Asset Receiving Corp. Re-securitization Trust
0.000% due 12/26/2035 (h)		1,634	1,042

Diamond Infrastructure Funding LLC
3.475% due 04/15/2049		4,000	3,996

ECAF Ltd.
3.473% due 06/15/2040 (o)		5,237	5,063

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		20	1,737
0.000% due 12/15/2025 «(h)		33	4,797
0.000% due 12/15/2027 «(h)		20	6,708

Fremont Home Loan Trust
0.572% due 02/25/2036 •(o)		10,090	7,357

Greenpoint Manufactured Housing
9.230% due 12/15/2029 ~		146	129

GSAMP Trust
0.512% due 05/25/2046 •		2,836	2,716
0.532% due 12/25/2035 •		6,897	5,462
0.542% due 06/25/2036 •		7,119	6,560
0.872% due 09/25/2035 •(o)		4,094	3,473
0.992% due 07/25/2045 •		1,277	1,123
1.817% due 08/25/2034 •		1,122	1,145
1.967% due 03/25/2034 ^•(o)		3,449	3,045
2.717% due 12/25/2034 •(o)		8,336	6,872

Harvest CLO DAC
0.000% due 05/22/2029	EUR	2,000	1,407

Hout Bay Corp.
1.627% due 07/05/2041 •		$13,949	3,009
1.827% due 07/05/2041 •		8,111	900
1.957% due 07/05/2041 •		3,290	154

JP Morgan Mortgage Acquisition Trust
0.602% due 04/25/2036 •		6,100	5,303
4.760% due 11/25/2036 þ		2,294	3,032

KeyCorp Student Loan Trust
1.000% due 01/01/2050 «		200	32,825

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042 (o)		7,608	7,568

Lakeside CDO Ltd.
1.149% due 01/03/2040 •		16,796	7,250
1.149% due 01/04/2040 •		22,473	9,701

LNR CDO Ltd.
0.375% due 02/28/2043 •		2,141	56

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Mortgage Loan Trust
0.472% due 02/25/2036 •		$146	$132
1.217% due 06/25/2035 •(o)		15,021	13,968
1.967% due 04/25/2035 •		4,334	3,907

Man GLG Euro CLO DAC
0.000% due 10/15/2030	EUR	1,762	1,318

Margate Funding Ltd.
0.513% due 12/04/2044 •		$40,085	14,895

Marlette Funding Trust
0.000% due 07/17/2028 «(h)		10	877
0.000% due 04/16/2029 «(h)		17	1,419
0.000% due 07/16/2029 «(h)		4	514
0.000% due 03/15/2030 «(h)		11	2,305

MASTR Asset-Backed Securities Trust
0.707% due 01/25/2036 •(o)		8,871	9,007
5.942% due 12/25/2032 •		442	313

Mercury CDO Ltd.
1.121% due 12/08/2040 •		9,400	8,502

Merrill Lynch Mortgage Investors Trust
0.962% due 05/25/2036 •		7,664	6,355

Morgan Stanley ABS Capital, Inc. Trust
0.162% due 10/25/2036 •		244	158
0.797% due 11/25/2035 •		5,817	5,378
5.717% due 09/25/2033 •		1,543	1,488

Morgan Stanley Capital, Inc. Trust
0.647% due 01/25/2036 •(o)		8,698	7,582

Morgan Stanley Home Equity Loan Trust
1.157% due 05/25/2035 •(o)		5,569	4,562

N-Star REL CDO Ltd.
0.512% due 02/01/2041 •		1,763	1,617

New Century Home Equity Loan Trust
0.797% due 02/25/2036 •		7,000	6,336

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.707% due 11/25/2035 •		11,171	7,615
1.172% due 09/25/2035 •		3,000	2,686

NovaStar Mortgage Funding Trust
0.977% due 01/25/2036 •		4,047	3,787

Orient Point CDO Ltd.
0.464% due 10/03/2045 •(o)		119,660	47,714

Palisades CDO Ltd.
1.134% due 07/22/2039 •		15,700	6,799

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.562% due 01/25/2035 ^•		1,730	1,524
2.042% due 02/25/2035 •		6,028	5,882

Putnam Structured Product Funding Ltd.
1.584% due 10/15/2038 •		4,200	3,384

Rockford Tower CLO Ltd.
0.000% due 01/20/2032 ~		8,300	7,973

Securitized Asset-Backed Receivables LLC Trust
1.067% due 12/25/2034 •		1,116	1,056
1.067% due 04/25/2035 •		2,302	1,863

30	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SG Mortgage Securities Trust
0.452% due 02/25/2036 •(o)		$5,094	$3,256

Sierra Madre Funding Ltd.
0.460% due 09/07/2039 •		14,597	12,998
0.720% due 09/07/2039 •		16,000	2,254
0.960% due 09/07/2039 •		8,500	1,222

SMB Private Education Loan Trust
0.000% due 09/15/2045 «(h)		15	1,594
0.000% due 09/18/2046 «(h)		10	4,002
0.000% due 10/15/2048 «(h)		15	6,322
0.000% due 09/15/2054 «(h)		24,255	42,323

SoFi Consumer Loan Program LLC
0.000% due 05/26/2026 (h)		75	2,814

SoFi Professional Loan Program LLC
0.000% due 07/25/2040 «(h)		29	570
0.000% due 09/25/2040 «(h)		4,400	1,067

South Coast Funding Ltd.
1.225% due 08/06/2039 •		25,552	11,728
3.425% due 08/06/2039 •		31,600	3

START Ireland
4.089% due 03/15/2044 (o)		2,781	2,815

Structured Asset Securities Corp.
1.292% due 02/25/2035 •		414	407

Structured Asset Securities Corp. Mortgage Loan Trust
0.292% due 06/25/2037 •		3,300	2,641
0.322% due 02/25/2037 •		9,915	10,845
0.332% due 01/25/2037 •(o)		7,800	5,896

Summer Street Ltd.
0.378% due 12/06/2045 •		34,531	9,224

Terwin Mortgage Trust
3.813% due 07/25/2036 þ		456	397

Wells Fargo Home Equity Asset-Backed Securities Trust
2.642% due 11/25/2035 •		250	251

Total Asset-Backed Securities (Cost $673,924)			634,241

SOVEREIGN ISSUES 4.8%

Argentina Government International Bond
0.125% due 07/09/2030 þ		1,230	423
0.125% due 07/09/2035 þ		2,035	627
0.125% due 01/09/2038 þ(o)		30,184	11,410
0.125% due 07/09/2041 þ(o)		18,721	6,702
1.000% due 08/05/2021 (j)(o)	ARS	84,128	499
1.000% due 07/09/2029		$949	361
15.500% due 10/17/2026 (o)	ARS	47,041	114
16.000% due 10/17/2023		868	3
34.069% (BADLARPP) due 10/04/2022 (o)		3,184	15
36.104% (BADLARPP + 2.000%) due 04/03/2022 (o)		55,100	318

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Autonomous City of Buenos Aires
37.374% (BADLARPP + 3.250%) due 03/29/2024 (o)	ARS	328,937	$1,740
39.117% (BADLARPP + 5.000%) due 01/23/2022 (o)		66,000	388

Dominican Republic International Bond
4.875% due 09/23/2032 (o)		$1,100	1,136
5.300% due 01/21/2041 (o)		3,200	3,200
9.750% due 06/05/2026 (o)	DOP	156,800	3,121

Egypt Government International Bond
3.875% due 02/16/2026 (o)		$4,600	4,532
5.875% due 02/16/2031 (o)		4,600	4,482
7.500% due 02/16/2061 (o)		4,600	4,326

Ghana Government International Bond
6.375% due 02/11/2027 (o)		1,100	1,108
7.875% due 02/11/2035 (o)		1,100	1,087
8.750% due 03/11/2061 (o)		400	386

Ivory Coast Government International Bond
4.875% due 01/30/2032 (o)	EUR	6,700	7,954
6.625% due 03/22/2048		2,000	2,497
6.625% due 03/22/2048 (o)		3,000	3,746

Oman Government International Bond
7.000% due 01/25/2051 (o)		$2,800	2,857

Peru Government International Bond
5.350% due 08/12/2040	PEN	1,095	252
5.940% due 02/12/2029		1,100	313
6.150% due 08/12/2032		3,240	875
6.900% due 08/12/2037		49,300	13,521

Provincia de Buenos Aires
37.854% due 04/12/2025 (o)	ARS	93,337	472
37.854% due 04/12/2025		25,911	131
37.954% due 05/31/2022 (o)		32,451	183

Romania Government International Bond
2.625% due 12/02/2040 (o)	EUR	6,700	7,899
2.750% due 04/14/2041 (o)		5,200	6,142

South Africa Government International Bond
5.750% due 09/30/2049 (o)		$1,800	1,846

Turkey Government International Bond
3.250% due 06/14/2025	EUR	100	118
5.250% due 03/13/2030 (o)		$2,800	2,665
7.625% due 04/26/2029 (o)		2,400	2,635

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024 (o)		200	218

Ukraine Government International Bond
4.375% due 01/27/2030 (o)	EUR	3,304	3,669
7.750% due 09/01/2026 (o)		$1,400	1,549

Venezuela Government International Bond
8.250% due 10/13/2024 ^(e)		650	69
9.250% due 09/15/2027 ^(e)		65	7

Total Sovereign Issues (Cost $118,055)			105,596

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	31

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 2.7%

COMMUNICATION SERVICES 0.4%

Clear Channel Outdoor Holdings, Inc. (f)	725,704	$1,916

iHeartMedia, Inc. ‘A’ (f)	171,118	4,608

iHeartMedia, Inc. ‘B’ «(f)	132,822	3,219

		9,743

CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment, Inc. (f)	1	0

ENERGY 0.1%

Noble Corp. (f)(m)	40,134	993

Valaris Ltd. (f)	2,258	65

		1,058

FINANCIALS 0.8%

Associated Materials Group, Inc. «(f)(m)	2,418,841	17,126

Stearns Holdings LLC ‘B’ «(f)(m)	284,008	409

		17,535

INDUSTRIALS 0.9%

McDermott International Ltd. (f)	57,728	28

Neiman Marcus Group Ltd. LLC «(f)(m)	178,186	19,690

Noble Corp. (f)	2,965	73

Voyager Aviation Holdings «(f)	2,201	0

Westmoreland Mining Holdings LLC «(f)(m)	63,729	0

		19,791

UTILITIES 0.5%

TexGen Power LLC «	273,307	11,342

Total Common Stocks (Cost $43,274)		59,469

WARRANTS 1.4%

FINANCIALS 0.0%

Guaranteed Rate, Inc. - Exp. 12/31/2060 «	1,361	165

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 1.4%

Windstream Holdings LLC - Exp. 09/21/2055 «	1,366,195	$30,487

Total Warrants (Cost $11,709)		30,652

PREFERRED SECURITIES 5.6%

BANKING & FINANCE 4.8%

Banco Santander S.A.
4.125% due 11/12/2027 (k)(l)	4,200,000	5,113

Nationwide Building Society
10.250% (o)	151,500	39,399

Stichting AK Rabobank Certificaten
2.188% due 12/29/2049 þ(k)(o)	38,394,700	61,404

		105,916

INDUSTRIALS 0.2%

General Electric Co.
3.449% due 09/15/2021 ~(k)	299,000	293

Sequa Corp. (15.000% PIK)
15.000% «(d)	1,110	1,189

Voyager Aviation Holdings LLC
9.500% «	13,205	4,103

		5,585

UTILITIES 0.6%

AT&T Mobility LLC
7.000% due 10/20/2022 «(k)(m)	484,024	12,809

Total Preferred Securities (Cost $108,117)		124,310

REAL ESTATE INVESTMENT TRUSTS 0.3%

REAL ESTATE 0.3%

Uniti Group, Inc.	544,155	5,763

Total Real Estate Investment Trusts (Cost $3,444)		5,763

SHORT-TERM INSTRUMENTS 6.2%

REPURCHASE AGREEMENTS (n) 3.9%
		86,000

32	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.1%

Federal Home Loan Bank
0.080% due 08/27/2021 (h)(i)		$3,200	$3,200

ARGENTINA TREASURY BILLS 0.0%
37.625% due 07/30/2021 - 03/31/2022 (g)(h)(j)	ARS	74,561	401

U.S. TREASURY BILLS 1.2%
0.022% due 07/01/2021 - 09/30/2021 (c)(g)(h)(o)(q)(s)		$27,512	27,510

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 1.0%
0.021% due 09/07/2021 - 09/28/2021 (g)(h)(o)(s)	$23,031	$23,029

Total Short-Term Instruments (Cost $140,169)		140,140

Total Investments in Securities (Cost $3,705,070)		3,781,267

Total Investments 170.5% (Cost $3,705,070)		$3,781,267

Financial Derivative Instruments (p)(r) 0.6% (Cost or Premiums, net $7,031)		13,185

Other Assets and Liabilities, net (71.1)%		(1,577,292)

Net Assets 100.0%		$2,217,160

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
†

Pool of 45 residential fix-and-flip loans acquired through a domestic common law trust, with a federally chartered bank serving as trustee. The Fund accrues interest income at the pool level at the rate indicated, which represents estimated loan interest net of certain service provider fees.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Principal amount of security is adjusted for inflation.
(k)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(l)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	33

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

(m)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC 7.000% due 10/20/2022	09/24/2020	$12,943	$12,809	0.58%
Associated Materials Group, Inc.	08/24/2020	15,360	17,126	0.77
MLM 13648 2018-RLT1 8.000% due 01/01/2022	10/02/2018 - 11/14/2019	13,273	13,192	0.60
NCL Corp. Ltd. 6.000% due 05/15/2024	05/06/2020	4,000	9,304	0.42
Neiman Marcus Group Ltd. LLC	09/25/2020	5,828	19,690	0.89
Noble Corp.	02/05/2021 - 02/25/2021	542	993	0.04
Otterham Property Finance Designated Activity Co. 3.000% due 09/03/2026	09/26/2019	31,497	33,505	1.51
Preylock Reitman Santa Cruz Mezz LLC 6.500% due 11/09/2022	04/09/2018	8,097	7,743	0.35
Project Anfora Senior 2.750% due 10/01/2026	09/30/2019	41,779	44,154	1.99
Stearns Holdings LLC ‘B’	03/15/2021	499	409	0.02
Westmoreland Mining Holdings LLC	04/09/2018 - 08/31/2018	726	0	0.00

		$134,544	$158,925	7.17%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(n)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
IND	0.030%	06/30/2021	07/01/2021	$86,000	U.S. Treasury Bonds 4.375% due 05/15/2040	$(87,861)	$86,000	$86,000

Total Repurchase Agreements						$(87,861)	$86,000	$86,000

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	0.581%	06/02/2021	09/02/2021			$(4,129)	$(4,131)
	0.781	06/02/2021	09/02/2021			(4,225)	(4,227)
BPS	(1.250)	03/10/2021	TBD	(3)	EUR	(1,099)	(1,298)
	(1.250)	05/19/2021	TBD	(3)		(752)	(890)
	(0.300)	04/01/2021	07/01/2021			(1,751)	(2,075)
	(0.300)	06/08/2021	09/08/2021			(13,910)	(16,490)
	(0.300)	07/01/2021	10/01/2021			(1,809)	(2,145)
	(0.280)	06/24/2021	09/24/2021			(6,233)	(7,390)
	(0.250)	04/12/2021	07/12/2021			(3,567)	(4,227)
	(0.200)	06/04/2021	09/06/2021			(2,763)	(3,276)
	0.230	06/08/2021	07/08/2021			$(3,430)	(3,430)
	0.380	04/19/2021	07/19/2021		GBP	(1,125)	(1,558)
	0.380	04/28/2021	07/30/2021			$(5,962)	(5,966)
	0.380	04/30/2021	08/03/2021			(1,313)	(1,314)
	0.450	03/23/2021	TBD	(3)		(5,250)	(5,257)
	0.450	03/30/2021	TBD	(3)		(2,832)	(2,836)
	0.450	06/25/2021	09/23/2021			(10,042)	(10,042)
	0.500	04/28/2021	07/30/2021			(5,003)	(5,008)
	0.500	04/30/2021	08/03/2021			(3,846)	(3,850)
	0.500	06/01/2021	09/03/2021			(10,782)	(10,786)

34	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2021

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.540%	04/12/2021	07/12/2021			$(938)	$(939)
	0.540	06/08/2021	03/08/2022			(47,282)	(47,299)
	0.540	06/09/2021	03/09/2022			(16,840)	(16,846)
	0.540	06/30/2021	03/08/2022			(2,824)	(2,824)
	0.540	07/02/2021	03/08/2022			(1,059)	(1,059)
	0.925	05/06/2021	08/05/2021			(9,195)	(9,209)
BRC	(2.500)	02/17/2021	TBD	(3)	EUR	(2,279)	(2,677)
	(1.000)	06/08/2021	TBD	(3)		(9,382)	(11,118)
	(0.400)	06/24/2021	07/26/2021			(10,444)	(12,383)
	(0.300)	06/24/2021	07/26/2021			(8,728)	(10,348)
	0.290	06/16/2021	07/09/2021		GBP	(503)	(696)
	0.380	04/27/2021	07/28/2021			$(1,663)	(1,664)
	0.450	05/03/2021	08/06/2021			(2,924)	(2,927)
	0.450	05/14/2021	07/19/2021			(6,086)	(6,090)
	0.450	05/28/2021	08/31/2021			(13,054)	(13,059)
	0.500	04/12/2021	07/13/2021			(14,694)	(14,711)
	0.500	06/30/2021	07/13/2021			(10,130)	(10,130)
	0.550	06/18/2021	03/10/2022			(2,806)	(2,807)
	0.600	06/14/2021	09/17/2021			(6,037)	(6,038)
	0.670	05/06/2021	08/09/2021			(356)	(356)
	0.750	05/14/2021	07/19/2021			(17,254)	(17,272)
	0.831	06/01/2021	09/02/2021			(3,686)	(3,689)
	0.860	05/10/2021	08/11/2021			(5,699)	(5,706)
	0.870	05/06/2021	08/09/2021			(2,691)	(2,694)
	0.873	04/26/2021	07/26/2021			(6,361)	(6,371)
	0.885	06/02/2021	09/03/2021			(6,622)	(6,626)
	0.890	04/19/2021	07/23/2021			(4,022)	(4,029)
	0.897	06/30/2021	08/17/2021			(5,662)	(5,663)
	0.931	06/01/2021	09/02/2021			(1,012)	(1,012)
	0.935	06/01/2021	09/03/2021			(4,958)	(4,962)
	0.981	04/26/2021	07/26/2021			(1,267)	(1,270)
BYR	0.650	03/31/2021	03/25/2022			(2,692)	(2,692)
CDC	0.250	03/22/2021	TBD	(3)		(88)	(88)
	0.250	06/09/2021	TBD	(3)		(4)	(4)
	0.300	05/24/2021	08/27/2021			(6,480)	(6,482)
	0.300	06/14/2021	09/14/2021			(416)	(416)
	0.300	06/21/2021	09/20/2021			(2,329)	(2,330)
	0.300	06/22/2021	09/23/2021			(9,445)	(9,445)
	0.330	04/19/2021	07/21/2021			(803)	(804)
	0.490	05/24/2021	08/27/2021			(9,492)	(9,496)
	0.490	06/02/2021	09/03/2021			(3,482)	(3,483)
	0.500	05/10/2021	08/09/2021			(35,808)	(35,834)
	0.500	06/14/2021	08/09/2021			(3,317)	(3,318)
	0.530	04/09/2021	07/09/2021			(17,185)	(17,206)
	0.530	04/19/2021	07/19/2021			(2,609)	(2,611)
	0.530	06/25/2021	07/09/2021			(2,869)	(2,870)
CEW	0.450	05/07/2021	08/09/2021			(1,952)	(1,953)
	0.496	06/29/2021	10/01/2021			(4,179)	(4,179)
	0.500	04/07/2021	07/09/2021			(2,317)	(2,319)
	0.525	06/16/2021	07/21/2021			(3,550)	(3,551)
	0.568	06/16/2021	09/17/2021			(5,228)	(5,229)
	0.578	06/15/2021	09/15/2021			(995)	(995)
	0.585	06/23/2021	09/22/2021			(5,921)	(5,922)
	0.596	06/29/2021	10/01/2021			(2,424)	(2,424)
	0.599	05/24/2021	08/23/2021			(1,236)	(1,237)
	0.600	05/06/2021	02/04/2022			(10,227)	(10,236)
	0.606	05/20/2021	08/23/2021			(5,804)	(5,808)
	0.630	05/10/2021	08/11/2021			(483)	(484)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	35

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.636%	04/27/2021	07/27/2021			$(2,144)	$(2,146)
	0.650	07/08/2021	01/10/2022			(5,591)	(5,591)
	0.700	05/06/2021	02/04/2022			(3,318)	(3,322)
	0.835	06/23/2021	09/22/2021			(4,287)	(4,288)
	0.880	05/10/2021	08/11/2021			(4,740)	(4,746)
CIB	0.530	06/25/2021	07/30/2021			(1,359)	(1,359)
DBL	(0.250)	04/14/2021	07/14/2021		EUR	(469)	(556)
	0.750	05/17/2021	08/17/2021		GBP	(3,182)	(4,406)
	0.750	06/15/2021	08/17/2021			(3,227)	(4,465)
	0.800	06/15/2021	08/17/2021			(853)	(1,180)
FBF	(1.700)	06/10/2021	TBD	(3)	EUR	(1,892)	(2,241)
	1.950	06/16/2021	08/23/2021			(22,399)	(26,582)
	1.950	06/17/2021	08/23/2021			(55,002)	(65,269)
	1.950	06/24/2021	08/23/2021			(29,799)	(35,348)
GLM	0.835	06/22/2021	09/22/2021			$(35,656)	(35,663)
	0.893	05/07/2021	02/07/2022			(16,096)	(16,118)
GSC	0.570	06/07/2021	07/07/2021			(5,717)	(5,719)
IND	0.300	06/09/2021	03/09/2022			(2,627)	(2,628)
	0.410	05/11/2021	08/12/2021			(2,524)	(2,525)
	0.450	06/28/2021	03/25/2022			(11,699)	(11,699)
	0.480	05/06/2021	02/04/2022			(15,027)	(15,038)
	0.510	04/29/2021	01/24/2022			(10,086)	(10,094)
	0.540	04/29/2021	01/24/2022			(9,128)	(9,137)
JML	(2.500)	06/16/2021	TBD	(3)	EUR	(259)	(306)
	(0.380)	06/25/2021	09/16/2021			(13,226)	(15,681)
	(0.050)	04/30/2021	07/08/2021			$(4,652)	(4,651)
	(0.050)	06/14/2021	07/08/2021			(630)	(630)
	0.150	04/28/2020	TBD	(3)	EUR	(2,614)	(3,105)
	0.350	04/14/2021	07/14/2021		GBP	(10,741)	(14,869)
	0.350	04/15/2021	07/14/2021			(4,182)	(5,790)
	0.350	04/19/2021	07/19/2021			(5,693)	(7,881)
	0.350	05/17/2021	08/17/2021			(26,981)	(37,339)
	0.350	06/01/2021	09/01/2021			(3,415)	(4,725)
	0.350	06/09/2021	09/09/2021			(733)	(1,014)
	0.550	05/26/2021	07/27/2021			$(8,849)	(8,854)
	0.550	06/30/2021	07/07/2021			(2,388)	(2,388)
	0.986	05/04/2021	08/04/2021		GBP	(1,620)	(2,244)
MBC	(0.150)	05/19/2021	08/19/2021		EUR	(11,402)	(13,517)
	0.850	05/24/2021	08/24/2021			$(4,911)	(4,915)
MEI	0.984	05/17/2021	08/17/2021		GBP	(1,310)	(1,815)
MSB	0.597	05/25/2021	08/26/2021			$(8,160)	(8,165)
NOM	(1.000)	02/16/2021	TBD	(3)		(1,837)	(1,830)
	0.450	06/01/2021	08/02/2021			(7,809)	(7,812)
	0.500	05/12/2021	07/13/2021			(6,393)	(6,398)
	0.550	04/16/2021	TBD	(3)		(1,341)	(1,343)
RCE	0.250	05/12/2021	08/12/2021		GBP	(1,874)	(2,593)
RDR	0.100	01/29/2021	TBD	(3)		$(586)	(586)
RTA	0.657	04/01/2021	10/01/2021			(15,426)	(15,451)
	0.700	05/24/2021	08/24/2021			(2,990)	(2,992)
SBI	0.850	05/28/2021	09/01/2021			(1,074)	(1,075)
	0.856	05/17/2021	08/17/2021			(12,625)	(12,638)
	0.910	05/10/2021	08/11/2021			(7,689)	(7,700)
SCX	0.560	05/19/2021	08/19/2021			(2,209)	(2,211)
SOG	0.350	05/21/2021	08/24/2021			(626)	(626)
	0.350	06/01/2021	09/02/2021			(712)	(712)
	0.350	06/28/2021	09/28/2021			(387)	(387)
	0.450	05/10/2021	08/13/2021			(1,621)	(1,622)
	0.450	05/17/2021	08/20/2021			(1,835)	(1,836)

36	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2021

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.450%	05/20/2021	08/23/2021			$(30,306)	$(30,322)
	0.450	05/21/2021	08/24/2021			(20,599)	(20,610)
	0.450	05/25/2021	08/27/2021			(8,373)	(8,377)
	0.450	06/01/2021	09/01/2021			(4,180)	(4,182)
	0.450	06/01/2021	09/02/2021			(43,630)	(43,647)
	0.450	06/03/2021	09/07/2021			(10,870)	(10,874)
	0.450	06/14/2021	09/16/2021			(18,324)	(18,328)
	0.450	06/15/2021	09/17/2021			(3,585)	(3,586)
	0.450	06/18/2021	09/02/2021			(4,667)	(4,668)
	0.450	06/22/2021	09/16/2021			(983)	(983)
	0.450	06/22/2021	09/17/2021			(7,767)	(7,768)
	0.450	06/23/2021	09/23/2021			(15,278)	(15,279)
	0.450	06/28/2021	09/28/2021			(15,446)	(15,446)
	0.450	06/30/2021	09/02/2021			(2,351)	(2,351)
	0.450	06/30/2021	09/28/2021			(6,152)	(6,153)
	0.480	04/19/2021	07/21/2021			(5,316)	(5,321)
	0.480	06/01/2021	07/27/2021			(2,509)	(2,510)
	0.500	04/06/2021	07/06/2021			(5,525)	(5,531)
	0.550	06/24/2021	03/02/2022			(3,138)	(3,139)
	0.550	06/30/2021	03/02/2022			(1,746)	(1,746)
	0.550	07/01/2021	03/02/2022			(960)	(960)
	0.850	05/24/2021	08/27/2021			(4,080)	(4,084)
	0.910	05/11/2021	08/13/2021			(16,736)	(16,758)
	0.925	05/05/2021	08/03/2021			(14,876)	(14,898)
TDM	0.250	04/01/2021	TBD	(3)		(3,817)	(3,819)
	0.250	04/16/2021	TBD	(3)		(6,775)	(6,779)
	0.400	03/23/2021	TBD	(3)		(6,526)	(6,533)
	0.400	03/24/2021	TBD	(3)		(3,811)	(3,815)
	0.400	06/24/2021	TBD	(3)		(4,182)	(4,182)
UBS	0.350	04/09/2021	07/08/2021			(3,798)	(3,802)
	0.350	04/21/2021	07/22/2021			(7,167)	(7,172)
	0.350	04/22/2021	07/23/2021			(4,191)	(4,194)
	0.350	04/26/2021	07/26/2021			(592)	(592)
	0.350	06/01/2021	09/02/2021			(3,469)	(3,470)
	0.450	04/19/2021	07/20/2021			(12,069)	(12,080)
	0.450	04/22/2021	07/23/2021			(36,143)	(36,175)
	0.450	04/26/2021	07/26/2021			(30,151)	(30,176)
	0.450	04/28/2021	07/29/2021			(14,370)	(14,381)
	0.450	05/06/2021	08/06/2021			(27,541)	(27,560)
	0.450	05/18/2021	08/18/2021			(5,114)	(5,117)
	0.450	06/01/2021	09/02/2021			(7,244)	(7,247)
	0.450	06/02/2021	09/02/2021			(28,320)	(28,330)
	0.450	06/23/2021	09/21/2021			(14,388)	(14,390)
	0.450	06/24/2021	07/26/2021			(3,369)	(3,369)
	0.450	06/28/2021	09/02/2021			(2,447)	(2,447)
	0.450	06/30/2021	09/02/2021			(1,727)	(1,727)
	0.500	04/07/2021	07/06/2021			(2,599)	(2,602)
	0.500	04/08/2021	07/07/2021			(4,454)	(4,459)
	0.500	04/12/2021	07/12/2021			(671)	(672)
	0.500	04/13/2021	07/12/2021			(9,768)	(9,779)
	0.500	04/15/2021	07/14/2021			(586)	(586)
	0.510	06/14/2021	01/10/2022			(11,299)	(11,302)
	0.940	04/20/2021	07/20/2021			(3,503)	(3,509)
	0.988	04/13/2021	07/12/2021			(10,378)	(10,401)
	1.431	06/15/2021	09/15/2021		GBP	(2,765)	(3,827)

Total Reverse Repurchase Agreements							$(1,467,922)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	37

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(8,358)	$0	$(8,358)	$10,946	$2,588
BPS	0	(166,014)	0	(166,014)	188,400	22,386
BRC	0	(154,298)	0	(154,298)	188,285	33,987
BYR	0	(2,692)	0	(2,692)	2,984	292
CDC	0	(94,387)	0	(94,387)	104,871	10,484
CEW	0	(64,430)	0	(64,430)	77,686	13,256
CIB	0	(1,359)	0	(1,359)	1,685	326
DBL	0	(10,607)	0	(10,607)	12,033	1,426
FBF	0	(129,440)	0	(129,440)	161,640	32,200
GLM	0	(51,781)	0	(51,781)	65,017	13,236
GSC	0	(5,719)	0	(5,719)	7,178	1,459
IND	86,000	(51,121)	0	34,879	(29,941)	4,938
JML	0	(109,477)	0	(109,477)	127,984	18,507
MBC	0	(18,432)	0	(18,432)	23,780	5,348
MEI	0	(1,815)	0	(1,815)	2,403	588
MSB	0	(8,165)	0	(8,165)	10,249	2,084
NOM	0	(17,383)	0	(17,383)	19,610	2,227
RCE	0	(2,593)	0	(2,593)	3,257	664
RDR	0	(586)	0	(586)	646	60
RTA	0	(18,443)	0	(18,443)	22,566	4,123
SBI	0	(21,413)	0	(21,413)	28,866	7,453
SCX	0	(2,211)	0	(2,211)	2,635	424
SOG	0	(252,704)	0	(252,704)	297,783	45,079
TDM	0	(25,128)	0	(25,128)	27,792	2,664
UBS	0	(249,366)	0	(249,366)	296,796	47,430

Total Borrowings and Other Financing Transactions	$86,000	$(1,467,922)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Bank Loan Obligations	$0	$0	$(61,930)	$0	$(61,930)
Corporate Bonds & Notes	(2,075)	(276,396)	(430,446)	(194,615)	(903,532)
Convertible Bonds & Notes	0	0	0	(15,451)	(15,451)
U.S. Government Agencies	0	(7,078)	0	(10,236)	(17,314)
Non-Agency Mortgage-Backed Securities	0	(28,628)	(119,342)	(26,043)	(174,013)
Asset-Backed Securities	0	(2,649)	(142,280)	0	(144,929)
Sovereign Issues	0	(39,254)	(35,791)	(1,343)	(76,388)
Preferred Securities	0	0	(64,610)	0	(64,610)

Total Borrowings	$(2,075)	$(354,005)	$(854,399)	$(247,688)	$(1,458,167)

Payable for reverse repurchase agreements(5)					$(1,458,167)

38	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2021

(o)	Securities with an aggregate market value of $1,749,309 and cash of $3,020 have been pledged as collateral under the terms of the above master agreements as of June 30, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(1,274,067) at a weighted average interest rate of 0.989%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(9,755) is outstanding at period end.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	3.445%	$ 1,100	$(2)	$52	$50	$1	$0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	3.936	600	0	21	21	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	2.045	EUR 6,200	(1,152)	858	(294)	0	(4)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.198	25,200	(3,580)	2,051	(1,529)	0	(35)

						$(4,734)	$2,982	$(1,752)	$1	$(39)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/15/2031	GBP	13,700	$(11)	$(33)	$(44)	$0	$(30)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2051		13,700	862	(481)	381	0	(2)
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	BRL	904,000	(322)	(943)	(1,265)	0	(46)
Pay	1-Year BRL-CDI	3.978	Maturity	01/03/2022		33,200	0	(36)	(36)	0	(2)
Pay	1-Year BRL-CDI	4.040	Maturity	01/03/2022		33,900	0	(34)	(34)	0	(2)
Pay	1-Year BRL-CDI	6.170	Maturity	01/02/2023		203,900	(38)	(119)	(157)	0	(50)
Pay	1-Year BRL-CDI	7.655	Maturity	01/02/2024		325,100	0	287	287	0	(157)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026	$	323,700	(7,049)	(157)	(7,206)	204	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		11,500	(834)	1,105	271	10	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		2,500	40	176	216	3	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		58,100	(3,466)	7,570	4,104	77	0
Receive(5)	3-Month USD-LIBOR	1.420	Semi-Annual	08/17/2028		93,400	0	(1,044)	(1,044)	0	(127)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		59,000	4,765	2,967	7,732	117	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		53,800	1,770	(3,798)	(2,028)	137	0
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	09/20/2050		24,300	55	3,595	3,650	0	(126)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		74,500	14,089	(4,309)	9,780	0	(402)
Pay	3-Month ZAR-JIBAR	5.873	Quarterly	05/12/2026	ZAR	1,011,400	(18)	(10)	(28)	0	(215)
Receive	6-Month EUR-EURIBOR	(0.150)	Annual	03/18/2030	EUR	4,400	81	(13)	68	0	(7)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		900	(1)	(11)	(12)	0	(1)
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		4,400	244	72	316	0	(18)
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		13,500	(99)	(21)	(120)	0	(60)
Pay	28-Day MXN-TIIE	4.550	Lunar	03/01/2023	MXN	137,300	16	(169)	(153)	6	0
Pay	28-Day MXN-TIIE	4.500	Lunar	03/05/2023		255,700	(9)	(289)	(298)	12	0

							$10,075	$4,305	$14,380	$566	$(1,245)

Total Swap Agreements							$5,341	$7,287	$12,628	$567	$(1,284)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	39

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$567	$567	$0	$0	$(1,284)	$(1,284)

(q)	Securities with an aggregate market value of $3,545 and cash of $45,496 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(r)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2021		BRL	107,329	$		21,456	$0	$(123)
	07/2021		EUR	13,016			15,706	272	0
	07/2021		MXN	4,003			203	2	0
	07/2021		TRY	1,230			143	3	0
	07/2021	$		20,217		BRL	107,329	1,362	0
	07/2021			22,085		EUR	18,494	0	(156)
	07/2021			1,392		GBP	988	0	(26)
	07/2021			26		PEN	103	1	0
	07/2021			68		TRY	575	0	(2)
	08/2021			823		RUB	61,920	17	0

40	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	09/2021	$		10,075		IDR	145,206,884	$0	$(193)
	09/2021			5,985		INR	440,661	0	(112)
	09/2021			2,457		RUB	179,274	0	(35)
	09/2021			169		ZAR	2,329	0	(7)
BPS	07/2021		EUR	181,358	$		221,643	6,598	0
	07/2021		GBP	1,031			1,458	31	0
	07/2021		PEN	54,294			14,088	0	(26)
	07/2021		TRY	9,968			1,163	21	0
	07/2021	$		2,248		GBP	1,618	0	(10)
	07/2021			1,231		TRY	10,363	0	(45)
	08/2021		EUR	160,159	$		190,057	23	0
	08/2021		MXN	3,859			181	0	(12)
	11/2021	$		15,656		MXN	316,045	0	(64)
BRC	07/2021		EUR	11,079	$		13,495	358	0
	07/2021	$		32,535		EUR	26,800	0	(757)
	07/2021			54		TRY	457	0	(2)
CBK	07/2021		PEN	25,039	$		6,452	0	(58)
	07/2021		TRY	1,450			170	4	0
	07/2021	$		14,303		PEN	55,725	190	0
	07/2021			872		RUB	67,358	46	0
	08/2021		GBP	37,614	$		52,161	125	0
	08/2021	$		787		PEN	3,122	26	0
	08/2021			1,851		RUB	139,130	37	0
	09/2021			5		CLP	3,468	0	0
	09/2021			1,289		PEN	5,015	18	0
	09/2021		ZAR	1,639	$		120	6	0
	10/2021	$		1,238		PEN	4,761	2	0
	12/2021			4,057		INR	311,335	48	(1)
GLM	07/2021		BRL	107,329	$		21,245	0	(334)
	07/2021		DOP	339,185			5,930	0	(7)
	07/2021		GBP	43,524			61,531	1,324	0
	07/2021		PEN	6,518			1,639	0	(57)
	07/2021	$		21,456		BRL	107,329	122	0
	07/2021			5,934		DOP	339,185	4	0
	07/2021			3,648		RUB	281,538	189	0
	07/2021			150		TRY	1,254	0	(6)
	08/2021		CHF	1,000	$		1,108	26	0
	08/2021	$		21,177		BRL	107,329	329	0
	08/2021			1,640		PEN	6,518	58	0
	08/2021			2,594		RUB	194,354	44	0
	09/2021			2,829		MXN	59,434	130	0
	09/2021			2,948		RUB	216,129	0	(28)
	09/2021			419		ZAR	5,964	0	(5)
	10/2021		DOP	339,185	$		5,885	17	0
	11/2021		PEN	5,609			1,496	36	0
MYI	07/2021	$		6,102		GBP	4,335	0	(105)
	07/2021			25		PEN	99	1	0
	07/2021			607		RUB	46,508	27	0
	09/2021		PLN	29,300	$		7,732	46	0
	09/2021	$		150		PEN	595	5	0
	09/2021		ZAR	13,696	$		944	0	(6)

Total Forward Foreign Currency Contracts								$11,548	$(2,177)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	41

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION(1)

Counterparty	Reference Obligation	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
GST	Citigroup Commercial Mortgage Trust 5.482% due 10/15/2049	(0.500)%	Monthly	10/15/2049	$4,813	$288	$364	$652	$0
	GMAC Commercial Mortgage Securities, Inc. 5.349% due 11/10/2045	(0.125)	Monthly	11/10/2045	486	146	(134)	12	0
	Morgan Stanley Capital Trust 5.545% due 11/14/2042	(0.240)	Monthly	11/14/2042	7,500	1,350	1,069	2,419	0

						$1,784	$1,299	$3,083	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BRC	Ukraine Government International Bond	5.000%	Quarterly	12/20/2022	3.124%	$3,100	$190	$(101)	$89	$0
GST	Teva Pharmaceutical Finance Co. BV	1.000	Quarterly	06/20/2022	1.670	340	(19)	17	0	(2)

							$171	$(84)	$89	$(2)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	3-Month USD-LIBOR	1.670%	Semi-Annual	08/17/2028	$373,400	$(265)	$1,481	$1,216	$0

TOTAL RETURN SWAPS ON LOAN PARTICIPATIONS AND ASSIGNMENTS

Counterparty	Pay/ Receive(6)	Underlying Reference	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
CSG	Pay	Syniverse Holdings, Inc.	1-Month USD-LIBOR	Monthly	07/15/2021	99	$0	$145	$145	$0

Total Swap Agreements							$1,690	$2,841	$4,533	$(2)

42	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$1,657	$0	$0	$1,657	$(654)	$0	$0	$(654)	$1,003	$(1,310)	$(307)
BPS	6,673	0	0	6,673	(157)	0	0	(157)	6,516	(5,760)	756
BRC	358	0	89	447	(759)	0	0	(759)	(312)	262	(50)
CBK	502	0	0	502	(59)	0	0	(59)	443	0	443
CSG	0	0	145	145	0	0	0	0	145	(80)	65
GLM	2,279	0	0	2,279	(437)	0	0	(437)	1,842	(1,690)	152
GST	0	0	3,083	3,083	0	0	(2)	(2)	3,081	(1,880)	1,201
MYC	0	0	1,216	1,216	0	0	0	0	1,216	(960)	256
MYI	79	0	0	79	(111)	0	0	(111)	(32)	0	(32)

Total Over the Counter	$11,548	$0	$4,533	$16,081	$(2,177)	$0	$(2)	$(2,179)

(s)

Securities with an aggregate market value of $262 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2021.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	43

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$566	$567

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,548	$0	$11,548
Swap Agreements	0	3,317	0	0	1,216	4,533

	$0	$3,317	$0	$11,548	$1,216	$16,081

	$0	$3,318	$0	$11,548	$1,782	$16,648

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$39	$0	$0	$1,245	$1,284

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,177	$0	$2,177
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$2,177	$0	$2,179

	$0	$41	$0	$2,177	$1,245	$3,463

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$39	$39
Swap Agreements	0	312	0	0	3,206	3,518

	$0	$312	$0	$0	$3,245	$3,557

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(18,807)	$0	$(18,807)
Swap Agreements	0	(119)	0	0	23	(96)

	$0	$(119)	$0	$(18,807)	$23	$(18,903)

	$0	$193	$0	$(18,807)	$3,268	$(15,346)

44	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2021

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Swap Agreements	0	3,593	0	0	(7,753)	(4,160)

	$0	$3,593	$0	$0	$(7,752)	$(4,159)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,142	$0	$11,142
Swap Agreements	0	2,065	0	0	1,481	3,546

	$0	$2,065	$0	$11,142	$1,481	$14,688

	$0	$5,658	$0	$11,142	$(6,271)	$10,529

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$398,838	$210,938	$609,776
Corporate Bonds & Notes
Banking & Finance	0	327,239	0	327,239
Industrials	0	763,053	0	763,053
Utilities	0	175,606	0	175,606
Convertible Bonds & Notes
Banking & Finance	0	22,080	1,211	23,291
Industrials	0	28,006	0	28,006
Municipal Bonds & Notes
Illinois	0	18	0	18
Michigan	0	7,047	0	7,047
Puerto Rico	0	59,281	0	59,281
Texas	0	121	0	121
West Virginia	0	134	0	134
U.S. Government Agencies	0	24,620	0	24,620
Non-Agency Mortgage-Backed Securities	0	566,307	96,597	662,904
Asset-Backed Securities	0	483,391	150,850	634,241
Sovereign Issues	0	105,596	0	105,596
Common Stocks
Communication Services	6,524	0	3,219	9,743
Energy	1,058	0	0	1,058
Financials	0	0	17,535	17,535
Industrials	28	73	19,690	19,791
Utilities	0	0	11,342	11,342
Warrants
Financials	0	0	165	165
Information Technology	0	0	30,487	30,487
Preferred Securities
Banking & Finance	0	105,916	0	105,916
Industrials	0	293	5,292	5,585
Utilities	0	0	12,809	12,809

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	45

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Real Estate Investment Trusts
Real Estate	$5,763	$0	$0	$5,763
Short-Term Instruments
Repurchase Agreements	0	86,000	0	86,000
Short-Term Notes	0	3,200	0	3,200
Argentina Treasury Bills	0	401	0	401
U.S. Treasury Bills	0	27,510	0	27,510
U.S. Treasury Cash Management Bills	0	23,029	0	23,029

Total Investments	$13,373	$3,207,759	$560,135	$3,781,267

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	567	0	567
Over the counter	0	16,081	0	16,081

	$0	$16,648	$0	$16,648

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,284)	0	(1,284)
Over the counter	0	(2,179)	0	(2,179)

	$0	$(3,463)	$0	$(3,463)

Total Financial Derivative Instruments	$0	$13,185	$0	$13,185

Totals	$13,373	$3,220,944	$560,135	$3,794,452

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2021:

Category and Subcategory	Beginning Balance at 06/30/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$245,448	$94,776	$(117,986)	$218	$(20,786)	$19,181	$0	$(9,913)	$210,938	$1,555
Convertible Bonds & Notes
Banking & Finance	0	1,095	0	0	0	116	0	0	1,211	116
Non-Agency Mortgage-Backed Securities	101,175	0	(3,703)	63	291	5,877	0	(7,106)	96,597	4,534
Asset-Backed Securities	133,788	42,168	(35,396)	(1)	(3,720)	15,758	1,067	(2,814)	150,850	8,928
Common Stocks
Communication Services	4	2,400	0	0	0	815	0	0	3,219	815
Financials	0	16,699	(840)	0	0	1,676	0	0	17,535	1,675
Industrials	4,150	8,354	(3,228)	0	(3,798)	14,240	0	(28)	19,690	13,384
Real Estate	4,822	0	(4,822)	0	0	0	0	0	0	0
Utilities	8,814	0	0	0	0	2,528	0	0	11,342	2,528
Warrants
Financials	0	179	0	0	0	(14)	0	0	165	(14)
Information Technology	0	11,530	0	0	0	18,957	0	0	30,487	18,957
Preferred Securities
Industrials	725	4,327	(116)	0	0	356	0	0	5,292	355
Utilities	0	13,092	(149)	0	0	(134)	0	0	12,809	(134)

Totals	$498,926	$194,620	$(166,240)	$280	$(28,013)	$79,356	$1,067	$(19,861)	$560,135	$52,699

46	PIMCO INTERVAL FUNDS	See Accompanying Notes

June 30, 2021

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$132,998	Discounted Cash Flow	Discount Rate	4.400-10.470	6.644
	8,701	Other Valuation Techniques(2)	—	—	—
	32,958	Proxy Pricing	Base Price	99.600-99.813	99.676
	19,512	Reference Instrument	Yield	5.642-6.289	5.924
	16,769	Third Party Vendor	Broker Quote	21.500-100.000	92.039
Convertible Bonds & Notes
Banking & Finance	1,211	Other Valuation Techniques(2)	—	—	—
Non-Agency Mortgage-Backed Securities	49,453	Discounted Cash Flow	Discount Rate	4.500	—
	47,144	Proxy Pricing	Base Price	6,544.856-17,500.000	13,316.875
Asset-Backed Securities	33,386	Discounted Cash Flow	Discount Rate	5.000	—
	3,975	Other Valuation Techniques(2)	—	—	—
	113,489	Proxy Pricing	Base Price	24.250-41,050.000	12,215.311
Common Stocks
Communication Services	3,219	Reference Instrument	Liquidity Discount	10.000	—
Financials	17,126	Comparable Companies	EBITDA	6.400x	—
	409	Other Valuation Techniques(2)	—	—	—
Industrials	19,690	Discounted Cash Flow	Discount Rate	14.250	—
Utilities	11,342	Indicative Market Quotation	Broker Quote	$41.500	—
Warrants
Financials	165	Other Valuation Techniques(2)	—	—	—
Information Technology	30,487	Comparable Companies	EBITDA	4.375x	—
Preferred Securities
Industrials	4,103	Comparable Companies/Discounted Cash Flow	Book Value/Discount Rate	0.220x/20.260	—
	1,189	Other Valuation Techniques(2)	—	—	—
Utilities	12,809	Current Value Model	Purchase Price	$27.048	—

Total	$560,135

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	47

Notes to Financial Statements

1. ORGANIZATION

PIMCO Flexible Credit Income Fund (the “Fund”) is organized as a closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). The Fund was organized as a Massachusetts business trust on October 25, 2016. The Fund is a closed-end management investment company that continuously offers its shares (“Common Shares”) and is operated as an “interval fund”. The Fund currently offers five classes of Common Shares: Institutional Class, Class A-1, Class A-2, Class A-3 and Class A-4. Institutional Class, Class A-1 and Class A-3 Shares are sold at their offering price, which is net asset value (“NAV”) per share. Class A-2 and Class A-4 Shares are sold at a public offering price equal to their NAV plus an initial sales charge that varies depending on the size of the purchase, unless such purchase of Class A-2 and Class A-4 Shares is eligible for a waiver of the initial sales charge. Institutional Class Shares are offered for investment to investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and individuals that can meet the minimum investment amount. Class A-1, Class A-2, Class A-3 and Class A-4 Shares are primarily offered and sold to retail investors by broker-dealers which are members of FINRA and which have agreements with the Distributor (as defined below), but may be available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Fund’s investment manager.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain

48	PIMCO INTERVAL FUNDS

June 30, 2021

(loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include initial sales load, supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions — Common Shares  Distributions from net investment income, if any, are declared daily and distributed to shareholders quarterly. The Fund intends to distribute each year all of its net

ANNUAL REPORT	JUNE 30, 2021	49

Notes to Financial Statements (Cont.)

investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

The Fund may invest in one or more Subsidiaries that are treated as disregarded entities for U.S. federal income tax purposes. In the case of a Subsidiary that is so treated, for U.S. federal income tax purposes, (i) the Fund is treated as owning the Subsidiary’s assets directly; (ii) any income, gain, loss, deduction or other tax items arising in respect of the Subsidiary’s assets will be treated as if they are realized or incurred, as applicable, directly by the Fund; and (iii) distributions, if any, the Fund receives from the Subsidiary will have no effect on the Fund’s U.S. federal income tax liability.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) reported by the Fund as capital gain dividends, if any, that it distributes as dividends to its shareholders on a timely basis. The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. The Fund may pay distributions more frequently than annually in varying amounts including special distributions reflecting net profits if any from the Fund’s wholly-owned subsidiary if applicable. In addition, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the Fund must distribute dividends in respect of each calendar year to its shareholders of an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) generally for the twelve-month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years and on which the Fund paid no U.S. federal income tax. To avoid application of the excise tax, the Fund generally intends, to the extent necessary, to make its distributions in accordance with the calendar year distribution requirement. However, the Fund reserves the right to retain a portion of its earnings and be subject to excise tax on such earnings. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund estimates that a portion of a distribution may be comprised of amounts from sources other than net investment income, as determined in accordance with its internal accounting records and related accounting practices, the Fund will notify shareholders of the estimated composition of

50	PIMCO INTERVAL FUNDS

June 30, 2021

such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and reporting practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

ANNUAL REPORT	JUNE 30, 2021	51

Notes to Financial Statements (Cont.)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to the Fund or class by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either: (i) advance the time as of which the NAV is calculated and, therefore, the time by which purchase orders must be received to receive that day’s NAV or (ii) accept purchase orders until, and calculate its NAV as of, the normally scheduled NYSE Close. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign

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(non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Fund’s Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual

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Notes to Financial Statements (Cont.)

loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods

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and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and

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Notes to Financial Statements (Cont.)

dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a

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broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations directly from the broker-dealer or passed-through Broker Quotes from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities as categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Current Value model is utilized for securities that are typically held at cost in the period of the initial investment, and potentially longer if the security is in an early-stage company that has made no material progress on its business plan. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing model may be utilized if an income or market approach is unreliable, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims in the capital structure. Option models can also be ‘back-solved’ if there are recent indicative transactions for securities within the same issuer. For instance, the Black-Scholes model is a specific type of generally accepted option model, typically used to value call options, puts, warrants, and convertible preferred securities. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or

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other borrowers. The Fund’s investments in loans may be in the form of direct investments, loans originated by the Fund, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, the Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, the Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, the Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, the Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s

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Notes to Financial Statements (Cont.)

insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

The Fund may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. The Fund may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals.

The Fund may acquire residential mortgage loans and unsecured consumer loans through a Subsidiary. Subsidiaries directly holding a beneficial interest in loans will be formed as domestic common law or statutory trusts with a federally chartered bank serving as trustee. Each such Subsidiary will hold the beneficial interests of loans and the federally chartered bank acting as trustee will hold legal title to the loans for the benefit of the Subsidiary and/or the trust’s beneficial owners (i.e., the Fund or its direct or indirect fully-owned subsidiary). State licensing laws typically exempt federally chartered banks from their licensing requirements, and federally chartered banks may also benefit from federal preemption of state laws, including any licensing requirements. The use of common law or statutory trusts with a federally chartered bank serving as trustee is intended to address any state licensing requirements that may be applicable to purchasers or holders of loans, including state licensing requirements related to foreclosure. The Fund believes that such direct or indirect fully-owned Subsidiaries will not be treated as associations or publicly traded partnerships taxable as corporations for U.S. federal income tax purposes, and that therefore, the Subsidiaries will not be subject to U.S. federal income tax at the subsidiary level. Investments in residential mortgage loans or unsecured consumer loans through entities that are not so treated can potentially be limited by the Fund’s intention to qualify as a regulated investment company, and limit the Fund’s ability to qualify as such.

If the Fund or its Subsidiaries are required to be licensed in any particular jurisdiction in order to acquire, hold, dispose or foreclose loans, obtaining the required license may not be viable (because, for example, it is not possible or practical) and the Fund or its Subsidiary may be unable to restructure its holdings to address the licensing requirement. In that case, the Fund or its Subsidiary may be forced to cease activities involving the affected loans, or may be forced to sell such loans. If a state regulator or court were to determine that the Fund or its Subsidiary acquired, held or foreclosed a loan without a required state license, the Fund or its Subsidiary could be subject to penalties or other sanctions, prohibited or restricted in its ability to enforce its rights under the loan, or subject to litigation risk or other losses or damages.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for the Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid

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assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. Performance in securitized investment strategies can be impacted from benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management (“AUM”), and may not be a sustainable source of performance as the fund grows in size. Purchasing odd lot positions may also provide diversification benefits when funds have limited AUM as purchasing round lot positions can lead a fund to have more concentrated positions.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by

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Notes to Financial Statements (Cont.)

a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. The Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

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Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

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Notes to Financial Statements (Cont.)

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at June 30, 2021, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or

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decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the

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Notes to Financial Statements (Cont.)

Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

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(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, the Fund pays or receives cash or other eligible assets equal to the daily change in the value of the contract (“variation margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities

(c) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain

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Notes to Financial Statements (Cont.)

(loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of the Fund’s investment policy adopted pursuant to Rule 35d-1 under the Act, the Fund will account for derivative instruments at market value. For purposes of applying the Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default

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swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities

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Notes to Financial Statements (Cont.)

to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

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Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Asset Segregation  Certain transactions described above can be viewed as constituting a form of borrowing or financing transaction by the Fund. In such event, the Fund will cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by the Fund. With respect to forwards and futures contracts and interest rate swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily mark-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value, but may segregate full notional value, as applicable, with respect to other derivative instruments (including written credit default swaps and written options) that contractually require or permit physical delivery of securities or other underlying assets. By segregating or earmarking liquid assets equal to only its net mark-to-market obligation under derivatives that are required to cash settle, the Fund will have the ability to employ leverage to a greater extent than if the Fund were to segregate or earmark liquid assets equal to the full notional value of such derivatives.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks associated with investment in the Fund are listed below.

Please see “Principal Risks of the Fund” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Counterparty Risk  is the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any

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Notes to Financial Statements (Cont.)

collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding.

“Covenant-Lite” Obligations Risk  is the risk that covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Credit Default Swaps Risk  is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur, and the swap is held to its termination date. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, selling credit default swaps may not be profitable for the Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse itself.

High Yield Securities Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk  is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As

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inflation increases, the real value of the Fund’s portfolio could decline. Deflation Risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.

Interest Rate Risk  is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a short average portfolio duration.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leverage Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares), delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Loans and Other Indebtedness; Loan Participations and Assignments Risk  is the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral.

In the event of the insolvency of the lender selling a participation, there is a risk that the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

There is the risk that the Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations.

To the extent the Fund acquires loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not acquire such instruments.

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Notes to Financial Statements (Cont.)

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to factors affecting securities markets generally or particular industries.

Municipal Bond Risk  is the risk that the Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Portfolio Turnover Risk  is the risk that a high portfolio turnover will result in greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect the Fund’s after-tax returns.

Reinvestment Risk  is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

Repurchase Agreements Risk  is the risk that, if the party agreeing to repurchase a security should default, the Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted Securities Risk  is the risk that the Fund’s investment in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act, may be relatively less liquid than registered securities traded on established securities markets.

Segregation and Coverage Risk  is the risk that certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover

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its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility.

Tax Risk  is the risk that if, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

Valuation Risk  is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of LIBOR) that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/

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Notes to Financial Statements (Cont.)

or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place)

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governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause

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Notes to Financial Statements (Cont.)

settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing the Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Fund requires, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Fund requires for its daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rate shown in the table below:

Annual Rate(1)

All Classes	1.30%

(1)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets includes total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

(b) Distribution and Servicing Fees  PIMCO Investments LLC (the “Distributor”) serves as the principal underwriter in the continuous public offering of the Fund’s shares pursuant to a distribution contract (“Distribution Contract”) with the Fund, which is subject to annual approval by the Board. The Distributor is a wholly-owned subsidiary of PIMCO and an indirect subsidiary of Allianz Asset Management.

The Fund has adopted a Distribution and Servicing Plan for the Class A-1, Class A-2, Class A-3 and Class A-4 Common Shares of the Fund. Each Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the Act which permits it to have, among

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other things, a multi-class structure and distribution and shareholder servicing fees. Each Distribution and Servicing Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A-1, Class A-2, Class A-3 or Class A-4 Common Shares, as applicable. Most or all of the distribution and/ or service fees are paid to financial firms through which Common Shareholders may purchase or hold Class A-1, Class A-2, Class A-3 and Class A-4 Common Shares. Because these fees are paid out of the Fund’s Class A-1, Class A-2, Class A-3 and Class A-4 Common Share assets on an ongoing basis, over time they will increase the cost of investments in Class A-1, Class A-2, Class A-3 and Class A-4 Common Shares and may cost a shareholder more than other types of sales charge. The maximum annual rates at which the distribution and/or servicing fees may be paid under the Distribution and Servicing Plan for Class A-1 and Class A-2 Common Shares (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A-1 Common Shares and Class A-2 Common Shares) is 0.50%. The maximum annual rates at which the distribution and/or servicing fees may be paid under the Distribution and Servicing Plan for Class A-3 and Class A-4 Common Shares (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A-3 Common Shares and Class A-4 Common Shares) is 0.75%.

The Distributor also received the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A-2 shares. For the period ended June 30, 2021, the Distributor retained $347 representing contingent deferred sales charges from the Trust.

(c) Fund Expenses  The Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by

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Notes to Financial Statements (Cont.)

the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of shares, including, without limitation, sub-transfer agency expenses and distribution and/or services fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Fund who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Fund, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Emerging Markets Income Fund, PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” (the “PIMCO Interval Funds”), and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Closed-End Funds and the PIMCO Interval Funds, the “PIMCO Managed Funds”). In addition, during the reporting period, each of the Independent Trustees (other than Mr. Kittredge and Ms. Vandecruze) also served as a trustee of certain funds for which Allianz Global Investors U.S. LLC (“AllianzGI”), an affiliate of PIMCO, served as investment manager. Effective February 1, 2021 (and February 26, 2021 with respect to Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund), Virtus Investment Advisers, Inc. became the primary investment adviser to all of those funds (the “Former Allianz-Managed Funds”), and therefore they are no longer included within the same fund complex as the PIMCO-Managed Funds. AllianzGI has been appointed to serve as sub-adviser to most of the remaining Former Allianz-Managed Funds.

(d) Expense Limitation  PIMCO has contractually agreed, through November 1, 2021, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.07% of the Fund’s net assets attributable to Common Shares, (the “Expense Limit”). Under an expense limitation agreement, which, following the completion of the period ending November 1, 2021, renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior

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to the end of the contract term, PIMCO is entitled to reimbursement by the Fund of any portion of the management fee reduced as set forth above (the “Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not (i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata trustee fees or management fees exceed the Expense Limit; (ii) exceed the total Reimbursement Amount; or (iii) include any amounts previously reimbursed to PIMCO. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2021, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$71,474	$258,884

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when

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Notes to Financial Statements (Cont.)

distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$11,257	$10,535	$2,257,147	$976,958

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING

The Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

Changes in common shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 06/30/2021				Year Ended 06/30/2020

	Shares		Amount		Shares		Amount

Receipts for shares sold

Institutional Class	79,248		$729,868		79,604		$732,053

Class A-1	1	(a)	10	(a)	N/A		N/A

Class A-2	3,700		34,957		691	(b)	6,341	(b)

Class A-3	9,089	(c)	86,610	(c)	N/A		N/A

Class A-4	3,505		32,056		6,164		58,552

Issued as reinvestment of distributions

Institutional Class	3,304		30,630		2,571		22,653

Class A-1	0	(a)	0	(a)	N/A		N/A

Class A-2	66		621		18	(b)	147	(b)

Class A-3	95	(c)	914	(c)	N/A		N/A

Class A-4	495		4,574		454		3,986

Cost of shares redeemed

Institutional Class	(37,320)		(335,824)		(15,947)		(141,458)

Class A-1	0	(a)	0	(a)	N/A		N/A

Class A-2	(316)		(3,005)		(42	)(b)	(321	)(b)

Class A-3	0	(c)	0	(c)	N/A		N/A

Class A-4	(695)		(6,207)		(411)		(3,276)

Net increase (decrease) resulting from Fund share transactions	61,172		$575,204		73,102		$678,677

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of Class A-1 was January 29th, 2021.
(b)	Inception date of Class A-2 was October 28th, 2019.
(c)	Inception date of Class A-3 was November 9th, 2020.

82	PIMCO INTERVAL FUNDS

June 30, 2021

14. REPURCHASE OFFERING

The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25% of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding Common Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Fund’s expense ratio per Common Share for remaining shareholders. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline (as defined in the Fund’s prospectus). In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund may be a taxable event to shareholders.

ANNUAL REPORT	JUNE 30, 2021	83

Notes to Financial Statements (Cont.)

During the period ended June 30, 2021, the Fund engaged in repurchase offers as follows:

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased	Percentage of Outstanding Shares Repurchased

August 5, 2020
Institutional Class	5%	9,568,068	5.88%
Class A-4	5	22,942	0.25

November 5, 2020
Institutional Class	5	11,621,604	6.87
Class A-2	5	2,262	0.24
Class A-4	5	383,679	3.89

February 5, 2021
Institutional Class	5%	8,381,073	4.70%
A-2	5%	3,558	0.31%
A-4	5%	77,024	0.74%

May 5, 2021
Institutional Class	5%	7,703,794	3.95%
A-2	5%	310,051	11.32%
A-4	5%	47,578	0.41%

15. BASIS FOR CONSOLIDATION

PFLEXLS I LLC, CLM 13648 LLC and MLM 13648 LLC (each a “Subsidiary” and, collectively, the “Subsidiaries”), each a Delaware limited liability company were formed as wholly owned subsidiaries acting as investment vehicles for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiaries. Accordingly, the consolidated financial statements include the accounts of the Fund and the Subsidiaries. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Fund. See the table below for details regarding the structure and incorporation as of the period end of the Subsidiaries.

Subsidiary	Date of Organization	Subsidiary % of Consolidated Fund Net Assets

PFLEXLS I LLC	12/01/2017	0.8%

CLM 13648 LLC	03/29/2018	0.0

MLM 13648 LLC	04/03/2018	0.6

16. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

84	PIMCO INTERVAL FUNDS

June 30, 2021

17. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of June 30, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO Flexible Credit Income Fund	$8,876	$0	$111,850	$(27,572)	$(107,573)	$0	$0	$(14,419)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, interest accrued on defaulted securities, partnership adjustments, hyperinflationary adjustments, Grantor Trust adjustments and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through June 30, 2021 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through June 30, 2021 and Ordinary losses realized during the period January 1, 2021 through June 30, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

ANNUAL REPORT	JUNE 30, 2021	85

Notes to Financial Statements (Cont.)

June 30, 2021

As of June 30, 2021, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Flexible Credit Income Fund	$30,264	$77,309

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Flexible Credit Income Fund	$3,698,896	$282,891	$(173,990)	$108,901

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain forward contracts, realized and unrealized gain (loss) on swap contracts, interest accrued on defaulted securities, partnership adjustments, hyperinflationary adjustments, Grantor Trust Adjustments and straddle loss deferrals.

For the fiscal years ended June 30, 2021 and June 30, 2020, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	June 30, 2021			June 30, 2020
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Flexible Credit Income Fund	$141,153	$0	$0	$127,313	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

18. SUBSEQUENT EVENTS

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

86	PIMCO INTERVAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Flexible Credit Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO Flexible Credit Income Fund and its subsidiaries (the “Fund”) as of June 30, 2021, the related consolidated statements of operations and cash flows for the year ended June 30, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 26, 2021

We have served as the auditor of one or more investment companies in PIMCO Interval Funds since 2016.

ANNUAL REPORT	JUNE 30, 2021	87

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JML	JP Morgan Securities Plc
BOS	BofA Securities, Inc.	MBC	HSBC Bank Plc
BPS	BNP Paribas S.A.	MEI	Merrill Lynch International
BRC	Barclays Bank PLC	MSB	Morgan Stanley Bank, N.A
BYR	The Bank of Nova Scotia - Toronto	MYC	Morgan Stanley Capital Services LLC
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
CDC	Natixis Securities Americas LLC	NOM	Nomura Securities International Inc.
CEW	Canadian Imperial Bank of Commerce	RCE	Royal Bank of Canada Europe Limited
CIB	Canadian Imperial Bank of Commerce	RDR	RBC Capital Markets LLC
CSG	Credit Suisse AG Cayman	RTA	RBC (Barbados) Trading Bank Corp.
DBL	Deutsche Bank AG London	SBI	Citigroup Global Markets Ltd.
FBF	Credit Suisse International	SCX	Standard Chartered Bank, London
GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
GSC	Goldman Sachs & Co. LLC	TDM	TD Securities (USA) LLC
GST	Goldman Sachs International	UBS	UBS Securities LLC
IND	Crédit Agricole Corporate and Investment Bank S.A.

Currency Abbreviations:
ARS	Argentine Peso	INR	Indian Rupee
BRL	Brazilian Real	MXN	Mexican Peso
CHF	Swiss Franc	PEN	Peruvian New Sol
CLP	Chilean Peso	PLN	Polish Zloty
DOP	Dominican Peso	RUB	Russian Ruble
EUR	Euro	TRY	Turkish New Lira
GBP	British Pound	USD (or $)	United States Dollar
IDR	Indonesian Rupiah	ZAR	South African Rand

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	PRIME	Daily US Prime Rate
BP0003M	3 Month GBP-LIBOR	SONIO	Sterling Overnight Interbank Average Rate
EUR003M	3 Month EUR Swap Rate	US0003M	ICE 3-Month USD LIBOR
LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	OIS	Overnight Index Swap
BABs	Build America Bonds	PIK	Payment-in-Kind
CDI	Brazil Interbank Deposit Rate	REMIC	Real Estate Mortgage Investment Conduit
CDO	Collateralized Debt Obligation	RMBS	Residential Mortgage-Backed Security
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
JIBAR	Johannesburg Interbank Agreed Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

88	PIMCO INTERVAL FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Flexible Credit Income Fund	0%	3.96%	$141,153	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %
PIMCO Flexible Credit Income Fund	0%

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the fund as Section 199A dividends. The Section 199A percentage of ordinary dividends are as follows:

199A Dividends %
PIMCO Flexible Credit Income Fund	2%

ANNUAL REPORT	JUNE 30, 2021	89

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2021 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1779	$0.0000	$0.0000	$0.1779

June 2021	$0.1875	$0.0000	$0.0000	$0.1875

Class A-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1668	$0.0000	$0.0000	$0.1668

June 2021	$0.1756	$0.0000	$0.0000	$0.1756

Class A-4	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1611	$0.0000	$0.0000	$0.1611

June 2021	$0.1702	$0.0000	$0.0000	$0.1702

Class A-1	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1670	$0.0000	$0.0000	$0.1670

June 2021	$0.1756	$0.0000	$0.0000	$0.1756

Class A-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1611	$0.0000	$0.0000	$0.1611

June 2021	$0.1702	$0.0000	$0.0000	$0.1702

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

90	PIMCO INTERVAL FUNDS

Shareholder Meeting Results

(Unaudited)

The Fund held a special meeting of shareholders on June 8, 2021.

PIMCO Flexible Credit Income Fund

Common Shareholders voted as indicated below:

	Affirmative	Withheld Authority

Election of E. Grace Vandecruze	103,223,459	787,871

Election of Sarah E. Cogan	103,227,006	784,324

Election of Joseph B. Kittredge, Jr.	103,290,463	720,867

Election of David N. Fisher†	103,224,491	786,839

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Hans W. Kertess, John C. Maney, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee

ANNUAL REPORT	JUNE 30, 2021	91

Changes to Board of Trustees

(Unaudited)

Effective June 8, 2021, the Board of Trustees appointed Ms. E. Grace Vandecruze as a Trustee of the Fund.

Effective December 31, 2020, James A. Jacobson resigned from his position as Trustee of the Fund.

92	PIMCO INTERVAL FUNDS

Dividend Reinvestment Plan

(Unaudited)

Pursuant to the Fund’s dividend reinvestment plan (the “Plan”), all common shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by DST Systems, Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan.

Common Shares received under the Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See “Tax Matters.”

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent.

ANNUAL REPORT	JUNE 30, 2021	93

Management of the Fund

The chart below identifies Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

A list of officers and trustees of PIMCO containing information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is included in the most recent Form ADV filed by PIMCO pursuant to the Investment Advisers Act of 1940.

The Fund’s Statement of Additional Information, if available, includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (844) 312-2113.

	Position(s) Held with the Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee	Since inception.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	30	Trustee, Allianz Funds (2011-2021); Trustee, Virtus Funds (2021-Present).

Sarah E. Cogan 1956	Trustee	Since January 2019.	Retired Partner, Simpson Thacher & Bartlett LLP (law firm); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013). Formerly, Partner, Simpson Thacher & Bartlett LLP (1989-2018).	30	Trustee, Allianz Funds (2019-2021); Trustee, Virtus Funds (2021-Present).

Hans W. Kertess 1939	Trustee	Since inception.	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	30	Trustee, Allianz Funds (2004-2021); Trustee, Virtus AllianzGI Closed-End Funds (2021-Present).

Joseph B. Kittredge, Jr. 1954	Trustee	Since 2020.	Trustee, Vermont Law School (since 2019); Director and Treasurer, Center for Reproductive Rights (since 2015); Formerly, Director (2013-2020) and Chair (2018-2020), ACLU of Massachusetts; General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2005-2018) and Partner (2007-2018); President, GMO Trust (institutional mutual funds) (2009-2018); Chief Executive Officer, GMO Trust (2009-2015); President and Chief Executive Officer, GMO Series Trust (platform based mutual funds) (2011-2013).	30	Trustee, GMO Trust (2010-2018); Chairman of the Board of Trustees, GMO Series Trust (2011-2018).

94	PIMCO INTERVAL FUNDS

(Unaudited)

	Position(s) Held with the Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

William B. Ogden, IV 1945	Trustee	Since inception.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	30	Trustee, Allianz Funds (2006-2021); Trustee, Virtus AllianzGI Closed-End Funds (2021-Present).

Alan Rappaport 1953	Trustee	Since inception.	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	30	Trustee, Allianz Funds (2010-2021); Trustee, Virtus AllianzGI Closed-End Funds (2021-Present).

E. Grace Vandecruze 1963	Trustee	Since 2021.	Founder and Managing Director, Grace Global Capital LLC, a strategic advisory firm to the insurance industry (since 2006); Director and Member of the Audit Committee and the Wealth Solutions Advisory Committee, M Financial Group, a life insurance company (since 2015); Director, The Doctors Company, a medical malpractice insurance company (since 2020); Chief Financial Officer, Athena Technology Acquisition Corp, a special purpose acquisition company (since 2021); Director, Link Logistic REIT, a real estate company (since 2021); Director and Member of the Investment & Risk Committee, Resolution Life Group Holdings, a global life insurance group (since 2021); and Director, Wharton Graduate Executive Board. Formerly, Director, Resolution Holdings (2015-2019). Formerly, Director, SBLI USA, a life insurance company (2015-2018).	30	None

ANNUAL REPORT	JUNE 30, 2021	95

Management of the Fund (Cont.)

	Position(s) Held with the Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Interested Trustees**

David N. Fisher 1968	Trustee	Since 2019.	Managing Director and Co-Head of U.S. Global Wealth Management Strategic Accounts, PIMCO (since 2021); Managing Director and Head of Traditional Product Strategies, PIMCO (2015-2021); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	30	None

John C. Maney*** 1959	Trustee	Since inception.	Consultant to PIMCO (since January 2020); Non-Executive Director and a member of the Compensation Committee of PIMCO Europe Ltd (since December 2017). Formerly, Managing Director of Allianz Asset Management of America L.P. (2005-2019); member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P (2006-2019); Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	30	None

*	Under the Fund’s Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his or her retirement, resignation or replacement.
**	The Trustee/Director is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to their affiliations with PIMCO and its affiliates.
***	Mr. Maney’s address is 650 Newport Center Drive, Newport Beach, California 92660.

96	PIMCO INTERVAL FUNDS

(Unaudited)

Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Eric D. Johnson[1] 1970	President	Since 2019	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since 2018	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ryan Leshaw[1] 1980	Chief Legal Officer	Since 2019	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO-Managed Funds. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Joshua D. Ratner 1976	Senior Vice President	Since 2019	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter G. Strelow[1] 1970	Senior Vice President	Since 2019	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit[1] 1981	Vice President, Senior Counsel and Secretary	Since 2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Managed Funds. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer[1] 1976	Vice President	Since 2020	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	JUNE 30, 2021	97

Management of the Fund (Cont.)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Elizabeth A. Duggan[1] 1964	Vice President	Since March 2021	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck[1] 1977	Vice President	Since 2020	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Parikh[1] 1978	Treasurer	Since January 2021	Senior Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and VIT.

Colleen Miller 1980	Deputy Treasurer	Since 2020	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO-Managed Funds. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown[2] 1967	Assistant Treasurer	Since inception	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brandon T. Evans[1] 1982	Assistant Treasurer	Since 2019	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason J. Nagler[2] 1982	Assistant Treasurer	Since inception	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
[2]	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

98	PIMCO INTERVAL FUNDS

Approval of Investment Management Agreement

(Unaudited)

PFLEX

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board” or the “Trustees”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”) of PIMCO Flexible Credit Income Fund (the “Fund”), voting separately, annually approve the continuation of the Amended and Restated Investment Management Agreement between the Fund and Pacific Investment Management Company LLC (“PIMCO”) (the “Investment Management Agreement”). At a meeting held by videoconference1 on June 29-30, 2021 (the “Approval Meeting”), the Board, including the Independent Trustees, considered and unanimously approved the continuation of the Investment Management Agreement for an additional one-year period commencing on August 1, 2021. In addition, the Board considered and unanimously approved the continuation of the Investment Management Agreements between PIMCO and each of PFLEXLS I LLC, MLM 13648 LLC and CLM 13648 LLC, each a wholly-owned subsidiary of the Fund (each, a “Wholly-Owned Subsidiary” and, collectively, the “Wholly-Owned Subsidiaries”) (collectively, the “Subsidiary Agreement” and, together with the Investment Management Agreement, the “Agreements”), each for the same additional one-year period.

In addition to the Approval Meeting, the annual contract review process with respect to the Agreements also involved multiple discussions and meetings with members of the Contracts Committee of the Board (the “Committee”) and the full Committee (the Approval Meeting, together with such discussions and meetings, the “Contract Renewal Meetings”). Throughout the process, the Independent Trustees received legal advice from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“Independent Counsel”), and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from Fund management attended portions of the Contract Renewal Meetings and responded to questions from the Independent Trustees. The Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in considering the Agreements and the fees paid thereunder.

In connection with their deliberations regarding the proposed continuation of the Agreements, the Board, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to reasonably be necessary to evaluate the terms of the Agreements. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreements.

1 The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the 1940 Act that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the COVID-19 pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

ANNUAL REPORT	JUNE 30, 2021	99

Approval of Investment Management Agreement (Cont.)

In evaluating each Agreement, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions, inclusive of follow-up inquiries, submitted by the Independent Trustees and Independent Counsel. It also met with senior representatives of PIMCO regarding its personnel, operations, and estimated profitability as they relate to the Fund. The Trustees also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on the net asset value (“NAV”) (both absolute and compared against its Broadridge Performance Universe (as defined below)) of the Fund’s Institutional Class common shares and distribution yield, use of leverage, risks, and other portfolio information, including the use of derivatives, as well as periodic reports on, among other matters, pricing and valuation, quality and cost of portfolio trade execution, compliance, and shareholder and other services provided by PIMCO and its affiliates. To assist with their review, the Trustees reviewed summaries prepared by PIMCO that analyzed the Fund based on a number of factors, including fees/ expenses, performance, distribution yield, and risk-based factors, as of December 31, 2020. Additionally, the Trustees considered the impact of significant market volatility that occurred before, during, and after the period for which information was requested in conducting its evaluation of PIMCO. They also considered, among other information, performance based on NAV, investment objective and strategy, portfolio managers, assets under management, outstanding leverage, annual fund operating expenses, total expense ratio and management fee comparisons between the Fund and its Broadridge Expense Group (as defined below), and estimated profitability to PIMCO from its relationship with the Fund.

With respect to the Subsidiary Agreement, the Trustees considered that the Fund utilizes its Wholly-Owned Subsidiaries to execute its investment strategy, and that PIMCO provides investment advisory and administrative services to the Wholly-Owned Subsidiaries pursuant to the Subsidiary Agreement in the same manner as it does for the Fund under the Investment Management Agreement. The Trustees also considered that, with respect to each Wholly-Owned Subsidiary, PIMCO does not collect or retain a separate advisory or other fee from the Subsidiary Agreement and that PIMCO’s profitability with respect to the Fund is not impacted as a result of the Subsidiary Agreement. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreement collectively with their consideration of the Investment Management Agreement. In considering the Broadridge Performance Universe and Broadridge Expense Group, the Trustees requested that PIMCO comment on whether the Broadridge peer funds selected for the Fund provided an appropriate comparison, and if not, whether PIMCO believes another peer group would provide a more appropriate comparison.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees during the Contract Renewal Meetings and throughout the year and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Nature, Extent and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Fund, such as portfolio management, compliance monitoring, portfolio

100	PIMCO INTERVAL FUNDS

(Unaudited)

trading practices, and oversight of third-party service providers. They also considered information regarding the overall organization and business functions of PIMCO, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative, and/or other services, and corporate ownership and business operations unrelated to the Fund. The Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Fund, noting PIMCO’s experience in managing interval funds, such as the Fund. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the breadth of the Fund’s investment universe; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Fund; information regarding the Fund’s use of leverage; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; the general process or philosophy for determining employee compensation; and the operational infrastructure, including technology and systems, of PIMCO. The Trustees also considered actions taken by PIMCO to manage the impact on the Fund and its portfolio holdings of market volatility during the time periods for which information was provided.

In addition, the Trustees noted the extensive range of services that PIMCO provides to the Fund beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and its ability to comply with the investment policies of the Fund; the compliance programs and risk controls of PIMCO (including the implementation of new policies and programs); the specific contractual obligations of PIMCO pursuant to the Agreements; the nature, extent, and quality of the supervisory and administrative services PIMCO is responsible for providing to the Fund; PIMCO’s risk management function; the time and resources PIMCO expends monitoring the leverage employed by the Fund; and conditions that might affect PIMCO’s ability to provide high-quality services in the future under the Agreements, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial and business risk that PIMCO has undertaken as investment manager and sponsor of the Fund. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund. The Trustees also noted PIMCO’s activities under its contractual obligation to coordinate, oversee and supervise the Fund’s various outside service providers, including its negotiation of certain service providers’ fees and its due diligence and evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Trustees also considered PIMCO’s ongoing development of its own infrastructure and information technology, including its proprietary software and applications, to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. The Trustees also considered PIMCO’s effective operation and successful implementation of its business continuity plan in response to the COVID-19 pandemic and its oversight of the service providers’ business continuity during this period.

The Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, that PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Agreements, and that PIMCO would otherwise be able to continue to provide investment and non-investment services to the Fund of an appropriate extent and quality.

ANNUAL REPORT	JUNE 30, 2021	101

Approval of Investment Management Agreement (Cont.)

Fee and Expense Information

In assessing the reasonableness of the Fund’s fees and expenses under the Investment Management Agreement, the Trustees considered, among other information, the Fund’s management fee and its total expenses as a percentage of average net assets attributable to common shares and as a percentage of average total managed assets (including assets attributable both to common shares and specified leverage outstanding), in comparison to information about other peer funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”), including the management fees and other expenses of a smaller sample of peer funds with different investment advisers identified by Broadridge (its “Broadridge Expense Group”) as well as of a larger sample of peer funds identified by Broadridge (its “Broadridge Expense Universe”). The total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. The fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees. The Trustees considered that the total expense ratio comparisons reflect the effect of fee and expense waivers/reimbursements. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Broadridge Expense Group and Broadridge Expense Universe.

The Trustees considered that PIMCO has entered into an expense limitation agreement with the Fund pursuant to which PIMCO has contractually agreed, through November 1, 2021, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses, expenses related to obtaining or maintaining a legal entity identifier and pro rata Trustees’ fees exceed 0.07% of the Fund’s average daily net assets. The Trustees considered that PIMCO is entitled to reimbursement under the Fund’s expense limitation agreement under certain conditions.

The Trustees considered information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, including funds and accounts with comparable investment programs and/or principal investment strategies to those of the Fund, as well as certain other funds requested by the Trustees with broadly similar strategies and/or investment types. The Trustees considered information provided by PIMCO indicating that, in comparison to certain other products managed by PIMCO, including open-end funds, exchange-traded funds, and listed closed-end funds, there are additional portfolio management challenges in managing interval funds such as the Fund. For example, the Trustees considered that, as an interval fund, the Fund allows for (i) daily subscriptions, which allow for assets to increase over time, (ii) quarterly repurchases, which allow for assets to decrease periodically, (iii) changes in leverage, all of which results in more complex portfolio management, tax, accounting, regulatory and administrative processes than listed closed-end funds and open-end funds and (iv) investing in less liquid and complex holdings as compared to open-end funds. In addition, the Independent Trustees considered information provided by PIMCO as to the generally broader and more extensive services provided to the Fund in comparison to those provided to private funds or institutional or separate accounts; the higher demands placed on PIMCO to provide considerable shareholder services due to the volume of investors; the greater entrepreneurial, enterprise, and reputational risk in managing registered interval funds; and the impact on PIMCO and expenses associated with the more extensive regulatory and compliance requirements to which the Fund is subject in comparison to private funds or institutional or separate accounts. The Trustees were advised by PIMCO that, in light of these additional challenges and additional services, different pricing structures between interval funds and other products managed by PIMCO are to be expected, and that comparisons of pricing structures across these products may not always be apt comparisons, even where other products have comparable investment objectives and strategies to those of the Fund.

102	PIMCO INTERVAL FUNDS

(Unaudited)

The Trustees also took into account that the Fund pays management fees on assets attributable to types of leverage that it uses (such as reverse repurchase agreements), which increases the amount of management fees payable by the Fund under the Agreement (because the Fund’s fees are calculated based on total managed assets (including assets attributable to reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings). In this regard, the Trustees took into account that PIMCO has a financial incentive for the Fund to continue to use leverage, which may create a conflict of interest between PIMCO, on one hand, and the Fund’s common shareholders, on the other. Therefore, the Trustees noted that the total fees paid by the Fund to PIMCO under the Fund’s unitary fee arrangement would therefore vary more with increases and decreases in applicable leverage incurred by the Fund than under a non-unitary fee arrangement, all other things being equal. The Trustees considered information provided by PIMCO and related presentations as to why the Fund’s use of leverage continues to be appropriate and in the best interests of the Fund under current market conditions. The Trustees considered that they receive each quarter information from PIMCO regarding the Fund’s use of leverage. The Trustees also considered PIMCO’s representation that it will use leverage for the Fund solely as it determines to be in the best interests of the Fund from an investment perspective and without regard to the level of compensation PIMCO receives.

The Trustees noted that the contractual and actual management fee rates for the Fund under its unitary fee arrangement were above the median contractual and actual management fees of the other funds in its Broadridge Expense Group, calculated both on average net assets and on average total managed assets. However, in this regard, the Trustees took into account that the Fund’s unitary fee arrangement covers substantially all of the Fund’s operating fees and expenses (“Operating Expenses”) and therefore, all other things being equal, would tend to be higher than the contractual management fee rates of other funds in the Broadridge Expense Group, which generally do not have a unitary fee structure and instead incur Operating Expenses directly and in addition to the management fee. The Trustees also considered that PIMCO has entered into an expense limitation agreement for the Fund. The Trustees determined that a comparison of the Fund’s total expense ratio with the total expense ratios of its Broadridge Expense Group would generally provide more meaningful comparisons than comparing contractual and actual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the unitary fee arrangement has benefited and will continue to benefit common shareholders because it provides an expense structure (including Operating Expenses) that is essentially fixed for the duration of the contractual period as a percentage of total managed assets, including assets attributable to preferred shares, and other forms of leverage, making it more predictable under ordinary circumstances in comparison to other fee and expense structures, under which the Fund’s Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the unitary fee arrangement generally insulates the Fund and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Fund, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

Performance Information

Comparative performance results for the Fund reviewed by the Trustees are discussed below. With respect to investment performance, the Trustees considered information regarding the Fund’s

ANNUAL REPORT	JUNE 30, 2021	103

Approval of Investment Management Agreement (Cont.)

performance based on NAV, net of the Fund’s fees and expenses, both on an absolute basis and relative to the performance of its Broadridge Performance Universe (as defined below). The Trustees considered information provided by Broadridge for the Fund regarding the investment performance of a group of funds with investment classifications/objectives that Broadridge determined are comparable to those of the Fund (its “Broadridge Performance Universe”). The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. The Trustees also considered information regarding the Fund’s comparative yields and risk-adjusted returns. The Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. They further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. The Trustees considered information from PIMCO regarding the risks undertaken by the Fund, including the use of leverage, and PIMCO’s management and oversight of the Fund’s risk profile.

In addition, the Trustees considered matters bearing on the Fund and its advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting (by both the Board and its Performance Committee).

Profitability, Economies of Scale, and Fall-out Benefits

The Trustees considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) PIMCO’s estimated pre- and post-distribution operating margin for the Fund, as well as PIMCO’s estimated pre- and post-distribution operating margin for all of the closed-end and interval funds advised by PIMCO, including the Fund (collectively, the “Estimated Margins”), in each case for the one-year period ended December 31, 2020; (ii) a year-over-year comparison of PIMCO’s Estimated Margins for the one-year periods ended December 31, 2020, and December 31, 2019; and (iii) an overview of PIMCO’s average fee rates with respect to all of the closed-end funds advised by PIMCO, including the Fund, compared to PIMCO’s average fee rates with respect to its other clients, including PIMCO-advised separate accounts, open-end funds, hedge funds and private equity funds. The Trustees also took into account explanations from PIMCO regarding how certain of PIMCO’s corporate and shared expenses were allocated among the Fund and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also considered information regarding possible economies of scale in the operation of the Fund. The Trustees noted that the Fund does not currently have any breakpoints in its management fees. The Trustees noted PIMCO’s assertion that it may share the benefits of potential economies of scale, if any, with the Fund and its shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and the enhancement of services provided to the Fund in return for fees paid. The Trustees also considered that the unitary fee arrangement provides inherent economies of scale because the Fund maintains competitive fixed unitary fees even if the Fund’s assets decline and/or operating costs increase. The Trustees further considered that, in contrast, breakpoints may be used as a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees

104	PIMCO INTERVAL FUNDS

(Unaudited)

also considered that, unlike the Fund’s unitary fee arrangement, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unitary fee arrangement protects shareholders, during the contractual period, from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Fund and research, statistical and quotation services that PIMCO may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis.

Fund Performance and Fee/Expense Analysis

With regard to the investment performance of the Fund’s Institutional Class Shares and the fees charged to the Fund, the Board considered the following information. With respect to performance quintile rankings for the Fund compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Board considered the Fund’s performance and fees in light of the limitations inherent in the methodology for determining such comparative groups.

With respect to the Fund’s total return performance of its Institutional Class Shares (based on NAV) relative to its Broadridge Performance Universe, consisting of 34 funds for one-year performance and 32 funds for three-year performance, the Trustees noted that the Fund had third quintile performance for the one-year and three-year periods ended December 31, 2020.

The Trustees noted that, including the Fund, the Broadridge Expense Group for the Fund consisted of 17 funds and the Broadridge Expense Universe for the Fund consisted of 32 funds. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

Conclusion

After reviewing these and other factors described herein, the Trustees concluded, with respect to the Fund, within the context of their overall conclusions regarding the Agreements, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Fund. The Trustees also concluded that the fees payable under the Agreements represent reasonable compensation in light of the nature, extent, and quality of services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of the Fund and its shareholders, and should be approved.

ANNUAL REPORT	JUNE 30, 2021	105

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

106	PIMCO INTERVAL FUNDS

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	JUNE 30, 2021	107

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

DST Asset Manager Solutions, Inc.

430 W. 7th Street, STE 219993

Kansas City, MO 64105-1407

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the report cover.

PIF3001AR_063021

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Joseph B. Kittredge, Jr., who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Kittredge is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2021	$ 84,085
	June 30, 2020	$ 100,900
(b)	Fiscal Year Ended	Audit-Related Fees(1)
	June 30, 2021	$ —
	June 30, 2020	$ —
(c)	Fiscal Year Ended	Tax Fees (2)
	June 30, 2021	$ —
	June 30, 2020	$ —
(d)	Fiscal Year Ended	All Other Fees (3)
	June 30, 2021	$ —
	June 30, 2020	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1) There were no “Audit-Related Fees” for the last two fiscal years.

(2) There were no “Tax Fees” for the last two fiscal years.

(3) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity

Entity	June 30, 2021	June 30, 2020

PIMCO Flexible Credit Income Fund	$—	$—
Pacific Investment Management Company LLC (“PIMCO”)	15,487,493	18,863,643

Totals	$15,487,493	$18,863,643

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

Sarah E. Cogan

Deborah A. DeCotis

Hans W. Kertess

Joseph B. Kittredge, Jr.

William B. Ogden, IV

Alan Rappaport

E. Grace Vandecruze

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy Statement: PIMCO adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. The Proxy Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies1, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities. 2 PIMCO has retained an Industry Service Provider (“ISP”) 3 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents4 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.    When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP’s engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s capacity and competency to provide proxy voting research and recommendations5 and the ISP’s compliance program.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

1 Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas 2nd Floor, New York NY 10036.

4 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

5 This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of September 2, 2021, the following individuals have primary responsibility for the day-to-day management of the PIMCO Flexible Credit Income Fund (the “Fund”):

Daniel J. Ivascyn

Mr. Ivascyn has been the lead portfolio manager of the Fund since its inception in February 2017. Mr. Ivascyn is Group Chief Investment Officer and a managing director in the Newport Beach office. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments.

Alfred T. Murata

Mr. Murata has been a portfolio manager of the Fund since its inception in February 2017. Mr. Murata is a managing director in the Newport Beach office and a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

Marc P. Seidner

Mr. Seidner has been a portfolio manager of the Fund since its inception February 2017. Mr. Seidner is CIO Non-traditional Strategies, a managing director and head of portfolio management in the New York office. He is also a generalist portfolio manager and a member of the Investment Committee. He rejoined PIMCO in November 2014 after serving as head of fixed income at GMO LLC, and previously he was a PIMCO managing director, generalist portfolio manager and member of the Investment Committee until January 2014.

Mark R. Kiesel

Mr. Kiesel has been a portfolio manager of the Fund since its inception in February 2017. Mr. Kiesel is CIO Global Credit and a managing director in the Newport Beach office. He is a member of the PIMCO Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management. He has served as a portfolio manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

Christian Stracke

Mr. Stracke has been a portfolio manager of the Fund since its inception February 2017. Mr. Stracke is a managing director in the Newport Beach office, global head of the credit research group, and co-head of PIMCO’s BRAVO opportunistic private strategies complex. Mr. Stracke is also a senior portfolio manager across PIMCO’s suite of private credit strategies, investing across mortgage, real estate, specialty financials, corporate special situations, and performing private corporate credit. In addition to his portfolio management responsibilities, he sits on the firm’s Executive Committee.

Eve Tournier

Ms. Tournier has been a portfolio manager of the Fund since its inception February 2017. Ms. Tournier is a managing director in the London office and head of pan-European credit portfolio management. She is the lead portfolio manager for the firm’s global multi-sector credit strategies as well as dedicated European credit and European income-oriented portfolios, and she is also a member of the European portfolio committee.

Jamie Weinstein

Mr. Weinstein has been a portfolio manager of the Fund since November 2020. Mr. Weinstein is a managing director in the Newport Beach office and head of corporate special situations, focusing on PIMCO’s opportunistic and alternative strategies. Prior to joining PIMCO in 2019, he worked for KKR as a portfolio manager for the firm’s special situations funds and portfolios, which he managed since their inception in 2009.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of June 30, 2021, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
Daniel J. Ivascyn[1]	20	$185,390.28	17	$96,030.53	7	$2,358.66
Alfred T. Murata[2]	21	$187,342.65	15	$40,397.18	6	$1,955.75
Marc P. Seidner[3]	4	$5,643.17	20	$12,895.06	30	$17,866.13
Mark R. Kiesel[4]	23	$159,118.70	50	$95,089.19	98	$76,219.11
Christian Stracke	2	$961.45	1	$102.38	1	$2.57
Eve Tournier[5]	3	$14,969.72	24	$33,385.78	23	$7,337.42
Jamie Weinstein[6]	1	$2,231.72	3	$6,828.45	0	$0.00

1 Of these Other Pooled Investment Vehicles,   6   accounts totaling  $12,002.72  million in assets pay an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts,   1   account totaling   $271.10     million in assets pays an advisory fee that is based in part on the performance of the accounts.

2 Of these Other Pooled Investment Vehicles, 2 accounts totaling   $2,162.92     million in assets pay an advisory fee that is based in part on the performance of the accounts.

3 Of these Other Pooled Investment Vehicles,     5     accounts totaling   $1,586.57   million in assets pay an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts,   10   accounts totaling     $9,163.91     million in assets pay an advisory fee that is based in part on the performance of the accounts.

4 Of these Other Pooled Investment Vehicles,     2     accounts totaling   $515.53   million in assets pay an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts,   4 accounts totaling   $2,459.61     million in assets pay an advisory fee that is based in part on the performance of the accounts.

5 Of these Other Pooled Investment Vehicles,   1     account totaling $698.55 million in assets pay) an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts,   3     accounts totaling   $709.51     million in assets pay an advisory fee that is based in part on the performance of the accounts.

6 Of these Other Pooled Investment Vehicles,   1     account totaling   $5,777.11  million in assets pays an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution(together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Cross Trades. A potential conflict of interest may arise in instances where a Fund buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, regulatory requirements, risk tolerances and available cash. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including a Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

Certain service providers to the Fund are expected to be owned by or otherwise related to or affiliated with the Fund or other account managed by PIMCO and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide, certain services to the Fund, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of the Fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Fund. Fees paid to an affiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client).

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Funds) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees. A portfolio manager may advise certain accounts with respect to which the management fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and certain pooled investment vehicles on a fair and equitable basis over time.

(a)(3)

As of June 30, 2021, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

•

Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

•	Contributions to mentoring, coaching and/or supervising members of team;

•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation –The Long Term Incentive Plan (“LTIP”) is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

Eligibility to participate in LTIP program is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of June 30, 2021:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of June 30, 2021
Daniel J. Ivascyn	over $1,000,000
Alfred T. Murata	over $1,000,000
Marc P. Seidner	None
Mark R. Kiesel	None
Christian Stracke	None
Eve Tournier	$100,001-$500,000
Jamie Weinstein	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Flexible Credit Income Fund

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: September 2, 2021

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: September 2, 2021